EXECUTION COPY

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                             PARTICIPATION AGREEMENT


                            dated as of July 30, 1998

                                      among

                           DEEPWATER DRILLING L.L.C.,

             DEEPWATER INVESTMENT TRUST 1998-A, as Investment Trust

              WILMINGTON TRUST FSB, not in its individual capacity except as expressly stated herein, but solely as Investment Trustee

                               ABN AMRO BANK N.V.,
                            as Administrative Agent,

                            WILMINGTON TRUST COMPANY,
               not in its individual capacity except as expressly
                 provided herein, but solely as Charter Trustee,

                        BA LEASING & CAPITAL CORPORATION,
                             as Documentation Agent,

                            THE BANK OF NOVA SCOTIA,
                              as Syndication Agent,

                 THE OTHER FINANCIAL INSTITUTIONS LISTED ON THE
                       SIGNATURE PAGES HEREOF OR THAT MAY
                         HEREAFTER BECOME PARTY HERETO,
                           as Certificate Purchasers,

                                       and

                  solely with respect to Sections 5.2 and 6.4,
                       RBF DEEPWATER EXPLORATION INC. and
                           CONOCO DEVELOPMENT COMPANY

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
                                    SECTION 1

                           DEFINITIONS; INTERPRETATION

                                    SECTION 2

                           COMMITMENTS OF THE PARTIES

SECTION 2.1    Certain Closing Date Events . . . . . . . . . . .  . . . .    2
SECTION 2.2    Certain Delivery Date Events . . . . . . . . . . . . . . .    3
SECTION 2.3    Advances by Certificate Purchasers . . . . . . . . . . . .    4
SECTION 2.4    Certificates and Payments  . . . . . . . . . . . . . . . .    4
SECTION 2.5    Limitations on Advances. . . . . . . . . . . . . . . . . .    5
SECTION 2.6    Fundings; Application of Proceeds. . . . . . . . . . . . .    5
SECTION 2.7    Time and Place of Advance Closings . . . . . . . . . . . .    7
SECTION 2.8    Postponement of Advance  . . . . . . . . . . . . . . . . .    7
SECTION 2.9    Records; Capitalized Certificate Return. . . . . . . . . .    8
SECTION 2.10   The Trustee's Account. . . . . . . . . . . . . . . . . . .    8
SECTION 2.11.  Timing of Fundings to Investment Trustee and
               Payments to Certificate Purchasers . . . . . . . . . . . .    9
SECTION 2.12   Computations . . . . . . . . . . . . . . . . . . . . . . .    9
SECTION 2.13   Conditions to each Advance . . . . . . . . . . . . . . . .   10
SECTION 2.14   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

                                    SECTION 3

               EFFECTIVE DATE; CLOSING DATE; CONDITIONS PRECEDENT

SECTION 3.1    Effective Date; Closing Date. . . . . . . . . . . . . . .    11
SECTION 3.2    Conditions Precedent to Closing Date. . . . . . . . . . .    11

                                    SECTION 4

                       DELIVERY DATE; CONDITIONS PRECEDENT

SECTION 4.1    Conditions Precedent to Delivery Date . . . . . . . . . .    15
SECTION 4.2    Head Lease Transaction. . . . . . . . . . . . . . . . . .    17

                                    SECTION 5

                         REPRESENTATIONS AND WARRANTIES

SECTION 5.1    Representations and Warranties of Deepwater . . . . . . .    19
SECTION 5.2    Representations and Warranties of Members . . . . . . . .    23
SECTION 5.3    Representations and Warranties of the Investment


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

               Trust . . . . . . . . . . . . . . . . . . . . . . . . . .    25
SECTION 5.4    Representations and Warranties of the Certificate
               Purchasers. . . . . . . . . . . . . . . . . . . . . . . .    26
SECTION 5.5    Representations and Warranties of the Trustee . . . . . .    28

                                    SECTION 6

                        CERTAIN COVENANTS AND AGREEMENTS

SECTION 6.1    Covenants of Deepwater. . . . . . . . . . . . . . . . . .    29
SECTION 6.2    Certain Covenants of the Charter Trustee, the
               Investment Trustee and the Investment Trust . . . . . . .    34
SECTION 6.3    Covenants of the Certificate Purchasers . . . . . . . . .    36
SECTION 6.4    Covenants of the Members. . . . . . . . . . . . . . . . .    37
SECTION 6.5    Hedging Agreements. . . . . . . . . . . . . . . . . . . .    38
SECTION 6.6    Purchase Obligation . . . . . . . . . . . . . . . . . . .    38
SECTION 6.7    Charter Extension Option. . . . . . . . . . . . . . . . .    39
SECTION 6.8    Excessive Use Indemnity . . . . . . . . . . . . . . . . .    39

                                    SECTION 7

                               CERTAIN PROCEDURES

SECTION 7.1    Illegality. . . . . . . . . . . . . . . . . . . . . . . .    39
SECTION 7.2    Increased Costs and Reduction of Return . . . . . . . . .    40
SECTION 7.3    Funding Losses. . . . . . . . . . . . . . . . . . . . . .    41
SECTION 7.4    Inability to Determine Rates. . . . . . . . . . . . . . .    41
SECTION 7.5    Reserves on Base Rate Advances. . . . . . . . . . . . . .    42
SECTION 7.6    Certificates of Certificate Purchasers. . . . . . . . . .    42
SECTION 7.7    Substitution of Certificate Purchasers; Change in
               Applicable Office; Prepayments. . . . . . . . . . . . . .    42
SECTION 7.8    Legal and Tax Representation. . . . . . . . . . . . . . .    43
SECTION 7.9    Failure of a Certificate Purchaser to Fund. . . . . . . .    43

                                    SECTION 8

                           PAYMENT OF CERTAIN EXPENSES

SECTION 8.1    Transaction Expenses. . . . . . . . . . . . . . . . . . .    45
SECTION 8.2    Transaction Expenses if Closing does not Occur. . . . . .    45


                                       ii

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 8.3    On-Going Expenses . . . . . . . . . . . . . . . . . . . .    45

                                    SECTION 9

                  RESTRICTIONS ON TRANSFERS; CHANGE OF CONTROL

SECTION 9.1    Restrictions on the Certificate Purchasers. . . . . . . .    46
SECTION 9.2    Restrictions on Trustees. . . . . . . . . . . . . . . . .    48
SECTION 9.3    Expenses. . . . . . . . . . . . . . . . . . . . . . . . .    48
SECTION 9.4    Conoco Change of Control. . . . . . . . . . . . . . . . .    48

                                   SECTION 10

                                 INDEMNIFICATION

SECTION 10.1   General Indemnity . . . . . . . . . . . . . . . . . . . .    49
SECTION 10.2   General Indemnity Exclusions. . . . . . . . . . . . . . .    50
SECTION 10.3   Proceedings in Respect of Claims. . . . . . . . . . . . .    51
SECTION 10.4   General Tax Indemnity . . . . . . . . . . . . . . . . . .    52

                                   SECTION 11

                                     AGENTS

SECTION 11.1.  Appointment of Administrative Agent,
               Documentation Agent and Syndication Agent; No
               Duties. . . . . . . . . . . . . . . . . . . . . . . . . .    62
SECTION 11.2   Delegation of Duties. . . . . . . . . . . . . . . . . . .    63
SECTION 11.3   Exculpatory Provisions. . . . . . . . . . . . . . . . . .    63
SECTION 11.4   Reliance by Agents. . . . . . . . . . . . . . . . . . . .    63
SECTION 11.5   Notice of Default . . . . . . . . . . . . . . . . . . . .    64
SECTION 11.6.  Non-Reliance on Administrative Agent and Other
               Certificate Purchasers. . . . . . . . . . . . . . . . . .    64
SECTION 11.7   Indemnification . . . . . . . . . . . . . . . . . . . . .    65
SECTION 11.8   Agents. . . . . . . . . . . . . . . . . . . . . . . . . .    66
SECTION 11.9   Successor Agent . . . . . . . . . . . . . . . . . . . . .    66

                                   SECTION 12

                                  MISCELLANEOUS


                                      iii

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 12.1   Survival of Agreements. . . . . . . . . . . . . . . . . .    67
SECTION 12.2   No Broker; etc. . . . . . . . . . . . . . . . . . . . . .    67
SECTION 12.3   Notices . . . . . . . . . . . . . . . . . . . . . . . . .    67
SECTION 12.4   Counterparts. . . . . . . . . . . . . . . . . . . . . . .    70
SECTION 12.5   Amendments, Waivers and Consents. . . . . . . . . . . . .    70
SECTION 12.6   Confidentiality . . . . . . . . . . . . . . . . . . . . .    71
SECTION 12.7   Headings; etc . . . . . . . . . . . . . . . . . . . . . .    72
SECTION 12.8   Parties in Interest . . . . . . . . . . . . . . . . . . .    72
SECTION 12.9   Governing Law . . . . . . . . . . . . . . . . . . . . . .    72
SECTION 12.10  Severability. . . . . . . . . . . . . . . . . . . . . . .    72
SECTION 12.11  Further Assurances. . . . . . . . . . . . . . . . . . . .    72
SECTION 12.12  Waiver of Jury Trial. . . . . . . . . . . . . . . . . . .    72
SECTION 12.13  Limitations on Recourse . . . . . . . . . . . . . . . . .    72
SECTION 12.14  Applicable Laws . . . . . . . . . . . . . . . . . . . . .    73
SECTION 12.15  Right to Inspect. . . . . . . . . . . . . . . . . . . . .    74
SECTION 12.16  Accounts, Distribution of Payments and Flow of
               Funds . . . . . . . . . . . . . . . . . . . . . . . . . .    74
SECTION 12.17  Attorneys-in-Fact . . . . . . . . . . . . . . . . . . . .    74
SECTION 12.18  Successor Trustees; Jurisdiction of Trust . . . . . . . .    74
SECTION 12.19  Third-Party Beneficiary . . . . . . . . . . . . . . . . .    75
SECTION 12.20  Consent to Jurisdiction . . . . . . . . . . . . . . . . .    75
SECTION 12.21  Deepwater Acknowledgement With Respect to
               Charter Trust Agreement . . . . . . . . . . . . . . . . .    75

EXHIBITS
--------
EXHIBIT A    -  Form of Funding Indemnity Letter
EXHIBIT B    -  Opinion of White & Case LLP, special counsel to Deepwater
EXHIBIT C    -  Opinion of Hunton & Williams, counsel to Conoco
EXHIBIT D    -  Opinion of Wayne K. Anderson, in-house counsel to Conoco
EXHIBIT E    -  Opinion of Wayne K. Hillin, counsel to R&B
EXHIBIT F    -  Officer's and Manager's Certificate
EXHIBIT G    -  Officer's Certificate
EXHIBIT H-1  -  Amended and Restated Drilling Contract
EXHIBIT H-2  -  Amended and Restated Drilling Contract Guaranty
EXHIBIT I    -  Conoco Drilling Consent
EXHIBIT J    -  Securities Act Representation from PricewaterhouseCoopers LLP
EXHIBIT K    -  Form of Conoco Assumption Agreement and Opinion
EXHIBIT L    -  Builder's Certificate


                                       iv

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

EXHIBIT M    -  Bill of Sale
EXHIBIT N    -  Form of Advance Request
EXHIBIT O    -  Opinion of Haight, Gardner, Holland & Knight
EXHIBIT P    -  Opinion of Arias, Fabrega & Fabrega, Panamanian Counsel
EXHIBIT Q    -  Form of Notice of Certificate Return Rate
EXHIBIT R    -  Replacement Certificate Purchaser Assignment and Assumption
                Agreement
EXHIBIT S-1  -  Form of Hedging Agreements
EXHIBIT S-2  -  Form of Deepwater Hedging Agreements
EXHIBIT T    -  Form of Ship Mortgage
EXHIBIT U    -  Opinions of Cynthia L. Corliss, Vice President and Trust Counsel of
                Wilmington Trust Company and Richards, Layton, and Finger

SCHEDULES
---------

SCHEDULE 1   -  List of Transaction Documents
SCHEDULE 2   -  Facility Fee Rate
SCHEDULE 3   -  List of UCC and Other Necessary Security Filings
SCHEDULE 4   -  Information Relied Upon by Appraiser
SCHEDULE 5   -  Certificate Purchaser Notice Addresses, Payment Instructions and
                Responsible Officers
SCHEDULE 6   -  Description of OFE
SCHEDULE 7   -  Terms of Subordination for Subordinated Debt
SCHEDULE 8   -  Conditions to Effective Date

                            PARTICIPATION AGREEMENT

     THIS  PARTICIPATION  AGREEMENT, dated as of July 30, 1998 (this "Agreement"
                                                                      ---------
or  "Participation  Agreement"), is entered into by and among DEEPWATER DRILLING
     ------------------------
L.L.C.,  a  Delaware  limited  liability company ("Deepwater"), WILMINGTON TRUST
                                                   ---------
FSB, a Federal savings bank, not in its individual capacity except as expressly provided herein, but solely as trustee under the Investment Trust Agreement (the "Investment Trustee"), DEEPWATER INVESTMENT TRUST 1998-A, a Delaware business
 -------------------
trust (the "Investment Trust"), ABN AMRO BANK N.V., as agent for the Certificate
            ----------------
Purchasers  (the  "Administrative  Agent"), WILMINGTON TRUST COMPANY, a Delaware
                   ---------------------
banking corporation, not in its individual capacity except as expressly provided herein, but solely as trustee under the Charter Trust Agreement (the "Charter
                                                                         -------
Trustee"),  BA  LEASING  &  CAPITAL  CORPORATION,  a  California corporation, as
-------
documentation  agent  (the  "Documentation  Agent"), THE BANK OF NOVA SCOTIA, as
                             --------------------
syndication  agent (the "Syndication Agent"), each of the financial institutions
                         -----------------
listed on the signature pages hereto, or that may hereafter become a party hereto, as a certificate purchaser (each, a "Certificate Purchaser" and
                                                    ----------------------
collectively,  the  "Certificate  Purchasers") (each of the foregoing parties, a
                     -----------------------
"Participant"),  and  solely with respect to Sections 5.2 and 6.4, RBF DEEPWATER
 -----------
EXPLORATION  INC.,  a  Nevada  corporation,  and  CONOCO  DEVELOPMENT COMPANY, a
Delaware  corporation  (each,  a  "Member").
                                   ------

                                   WITNESSETH
                                   ----------

     WHEREAS, the Charter Trustee contemplates acquiring title to the Drillship from the Builder or chartering the Drillship from the Head Lessor, and Deepwater contemplates chartering or subchartering the Drillship from the Charter Trustee;

     WHEREAS, pursuant to the Construction Supervisory Agreement, the Charter Trustee and Deepwater have agreed that Deepwater will act as Construction Supervisor and supervise the construction of the Vessel and the acquisition and installation of the OFE (the Vessel and the OFE, collectively, the "Drillship");
                                                                    ---------

     WHEREAS, Deepwater, the Charter Trustee and the Investment Trust wish to arrange financing for the cost of the acquisition of OFE and the construction and delivery of the Vessel;

     WHEREAS, Deepwater and Conoco Drilling are parties to the Drilling Contract providing for drilling services utilizing the Drillship from Deepwater, and payments to Deepwater by Conoco Drilling of the Day Rate and other amounts referred to in the Drilling Contract; and

     WHEREAS, the Certificate Purchasers have agreed to make Advances to the Charter Trustee and the Investment Trust, as applicable, in an aggregate amount not to exceed the Maximum Certificate Purchaser Commitment to fund the construction of the Vessel pursuant to the Construction Contract, the acquisition of the OFE and certain other costs.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                          DEFINITIONS; INTERPRETATION

     Unless the context otherwise requires, capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in Appendix 1 of this Agreement and, for all purposes of this Agreement, the rules of interpretation set forth in such Appendix 1 apply.

                                    SECTION 2

                           COMMITMENTS OF THE PARTIES

     Subject to the terms and conditions of this Agreement (including Sections 3 and 4) and the other Transaction Documents, each of the parties hereto agrees to participate in the transactions contemplated by this Agreement and the other Transaction Documents and, among other things, to take each of the actions to be taken by it on the Closing Date and thereafter, as more fully described in this
Section  2.

     SECTION  2.1     Certain Closing Date Events.  On the Closing Date, subject
                      ---------------------------
to  the  terms  and  conditions  of  this  Agreement  and  the other Transaction
Documents:

     (a) the Certificate Purchasers shall make Advances to the Charter Trustee pursuant to Section 2.3 in an aggregate amount equal to the Series A Portion of the Closing Date Construction Costs plus the Series A Portion of the Transaction Expenses then due and owing pursuant to Section 8.1;

     (b) the Certificate Purchasers shall purchase, and the Charter Trustee shall issue, the Series A Trust Certificates in the aggregate principal amount of the Series A Portion of the Maximum Certificate Purchaser Commitment;

     (c) the Certificate Purchasers shall make Advances to the Investment Trust pursuant to Section 2.3 in an aggregate amount equal to the Investment Portion of the Closing Date Construction Costs plus the Investment Portion of the Transaction Expenses then due and owing pursuant to Section 8.1;

     (d) the Certificate Purchasers shall purchase, and the Investment Trust shall issue, the Investment Trust Certificates in the aggregate principal amount of the Investment

Portion  of  the  Maximum  Certificate  Purchaser  Commitment;

     (e) the Investment Trust shall make advances to the Charter Trustee pursuant to Section 2.3 in an aggregate amount equal to the Investment Portion of the Closing Date Construction Costs plus the Investment Portion of the Transaction Expenses then due and owing pursuant to Section 8.1;

     (f) the Investment Trust shall purchase, and the Charter Trustee shall issue, the Series B Trust Certificates in the aggregate principal amount of the Investment Portion of the Maximum Certificate Purchaser Commitment;


     (g) the Charter Trustee shall advance to the Construction Supervisor (as directed by the Construction Supervisor) the amounts received from the Certificate Purchasers in accordance with Sections 2.3 and 2.6;

     (h) the Transaction Expenses and the Facility Fees shall be paid to the Persons entitled to receive such payments on the Closing Date pursuant to
Section  8.1  by  the  Person  responsible  therefor;

     (i) Deepwater and the Charter Trustee shall enter into the Construction Supervisory Agreement;

     (j) Deepwater and the Charter Trustee shall enter into the Charter, pursuant to which Deepwater shall charter the Drillship from the Charter Trustee effective as of the Delivery Date; and

     (k) the parties shall enter into the other Transaction Documents indicated on Schedule 1 hereto as being entered into as of the Closing Date.

     SECTION  2.2     Certain  Delivery  Date  Events.  On  the  Delivery  Date,
                      -------------------------------
subject to the terms and conditions of this Agreement (including Section 4.1) and the other Transaction Documents:

     (a) Deepwater, as Construction Supervisor on behalf of the Charter Trustee, shall take delivery of the Drillship from the Builder pursuant to the Construction Contract;

     (b) if the Head Lease Transaction is being entered into in accordance with Section 4.2, Deepwater, as Construction Supervisor on behalf of the Charter Trustee, shall transfer and convey, or cause to be transferred and conveyed, to the Head Lessor all of its right, title and interest in and to the Drillship and the Construction Contract (other than the Warranties) and, immediately upon such transfer and conveyance, the Charter Trustee shall enter into the Head Lease with the Head Lessor;

     (c) if the Head Lease Transaction is not being entered into, Deepwater, as

Construction Supervisor on behalf of the Charter Trustee, shall transfer all of its right, title and interest in and to the Drillship and the Construction Contract to the Charter Trustee;

     (d) Deepwater, on behalf of the Head Lessor or the Charter Trustee, as applicable, shall cause the Drillship and the Ship Mortgage to be duly provisionally registered under the laws of the Republic of Panama;

     (e)          the  Charter  Term  shall  commence;  and

     (f) the parties shall enter into the other Transaction Documents indicated on Schedule 1 hereto as being entered into as of the Delivery Date.

     SECTION  2.3     Advances  by Certificate Purchasers.  Subject to the terms
                      -----------------------------------
and conditions of this Agreement (including Sections 2.5, 3 and 4), the Depository Agreement and the Trust Agreements, and in reliance on the representations and warranties of the other parties contained herein or made pursuant hereto, upon receipt of an Advance Request, each Certificate Purchaser shall advance (each an "Advance") to the Charter Trustee and to the Investment
                          -------
Trust, as applicable, on the Advance Date specified in such Advance Request in immediately available funds the Series A Portion and the Investment Portion, respectively, of its Commitment Percentage of the following amounts: (i) on the Closing Date, an amount equal to the Closing Date Construction Costs (plus any Transaction Expenses then due and owing pursuant to Section 8.1) as set forth in a written request from Deepwater to the Charter Trustee and the Investment Trust delivered at least three Business Days prior to the Closing Date (the "Initial
                                                                         -------
Advance  Request");  (ii)  during  the  Construction  Period, the amount of each
----------------
Advance requested by Deepwater in a written request from Deepwater to the Charter Trustee and the Investment Trust delivered at least three Business Days prior to the date specified in such request for the payment of such Advance (a "Subsequent Advance Request"); (iii) on the Delivery Date, the amount of the
 ----------------------------
Advance in the Subsequent Advance Request delivered in connection with the Delivery Date; (iv) during the Interim Charter Term, the amount of each Advance requested by Deepwater in a Subsequent Advance Request; and (v) on the Day Rate Commencement Date, the amount of the final Advance requested by Deepwater in the Final Advance Request.

     SECTION  2.4     Certificates  and  Payments.
                      ---------------------------

     (a)          Payments  to  Certificate  Purchasers.  Each Advance  made
                  -------------------------------------
available by a Certificate Purchaser pursuant to Section 2.3 shall be evidenced by the Certificates issued by the Investment Trust and the Charter Trustee, respectively, on the Closing Date to such Certificate Purchaser. Each Certificate Purchaser shall be entitled to receive on the last day of any Return Period as of which there is a Certificate Purchaser Balance greater than zero, a return on its Certificate Purchaser Amount at the Certificate Return Rate; provided that, notwithstanding the foregoing, Certificate Return accrued on the Certificate Purchaser Balance during the Interim Charter Term shall be capitalized to the extent provided in Section 2.9. Any payment required to be made to the Certificate Purchasers by the Charter Trustee or the Investment Trust pursuant to any Transaction Document shall be made in accordance with the Depository Agreement and

Article IV of the Investment Trust Agreement and Article IV of the Charter Trust Agreement, as applicable.

     (b)          Payments  to  Investment Trust.  Each advance  made  available
                  ------------------------------
by the Investment Trust to the Charter Trustee pursuant to Section 2.6 shall be evidenced by the Series B Trust Certificate issued by the Charter Trustee on the Closing Date to the Investment Trust. The Investment Trust shall be entitled to receive on the last day of any Return Period as of which there is an Investment Balance greater than zero, a return on its Investment Trust Amount at the Certificate Return Rate; provided that, notwithstanding the foregoing, any such return accrued on the Investment Trust Amount during the Interim Charter Term shall be capitalized to the extent provided in Section 2.9. Any payment required to be made to the Investment Trust by the Charter Trustee pursuant to any Transaction Document shall be made in accordance with the Depository Agreement and Article IV of the Charter Trust Agreement.

     SECTION  2.5     Limitations  on  Advances.
                      -------------------------

     (a)          Limitation  on  Disbursements  and  Capitalizations.  The
                  ---------------------------------------------------
aggregate amount of Advances made by the Certificate Purchasers hereunder, together with the aggregate amount of all Capitalized Certificate Return, shall not exceed the Maximum Certificate Purchaser Commitment, and the aggregate amount of Advances made by any Certificate Purchaser hereunder, together with the aggregate amount of all Capitalized Certificate Return allocable to such Certificate Purchaser's Certificate Purchaser Amount, shall not exceed such
Certificate  Purchaser's  Commitment.

     (b)          Number  and  Dates  of  Advances.  Deepwater  may  not request
                  --------------------------------
that Advances be made (and the Certificate Purchasers shall not be required to make Advances) more than once in any calendar month other than: (i) Advances to be made in connection with the Delivery Date and the Date Rate Commencement Date, (ii) Advances to pay Capitalized Certificate Return and Non-Utilization Fees and (iii) Advances made in the calendar month in which the Closing Date occurs. Advances made by each Certificate Purchaser under the Investment Trust Agreement and the Charter Trust Agreement pursuant to an Advance Request shall be made on the same day and shall be considered one Advance for purposes hereof.

     (c)          Obligations  Several.  The  obligations  of  the  Certificate
                  --------------------
Purchasers, the Agents, the Depository and the Trustees under this Agreement and the other Transaction Documents shall be several and not joint obligations, and no Participant shall be liable or responsible for the acts or defaults of any other Participant under any Transaction Document.

     (d)          Termination  of Commitments.  Notwithstanding anything herein
                  ---------------------------
or in the Trust Agreements to the contrary, no Certificate Purchaser shall be obligated to make any Advances after 2:00 p.m., Eastern time, on the Outside Day Rate Commencement Date.

     SECTION  2.6     Fundings;  Application  of  Proceeds.
                      ------------------------------------

     (a)          Initial  Advance.  On the  Closing  Date,  upon (i) receipt by
                  ----------------
the Charter Trustee and the Investment Trust of the Advances by the Certificate Purchasers pursuant to Section 2.3 and (ii) the satisfaction or waiver of each of the applicable conditions set forth in Section 3.2, (x) the Investment Trust shall advance in immediately available funds to the Charter Trustee on the Closing Date the amount of the Advances received by it from the Certificate Purchasers with respect to the Closing Date and (y) the Charter Trustee shall deposit in immediately available funds into the Trustee's Account all proceeds from the Advances made by the Certificate Purchasers pursuant to Section 2.3 and the amount advanced by the Investment Trust pursuant to clause (x) above, the total amount advanced in respect of the Closing Date (whether received directly by the Charter Trustee or by the Investment Trust).

     (b)          Subsequent  Advances.  On any  Subsequent  Advance  Date, upon
                  --------------------
(i) receipt by the Charter Trustee and the Investment Trust of the Advances by the Certificate Purchasers pursuant to Section 2.3 and (ii) satisfaction or waiver of each of the applicable conditions set forth in Section 2.13, and subject to Section 2.5, (x) the Investment Trust shall advance to the Charter Trustee, from the Advances made by the Certificate Purchasers pursuant to
Section 2.3, the amount of the Advances received by it from the Certificate Purchasers with respect to such date and (y) the Charter Trustee shall deposit in immediately available funds, into the Trustee's Account all proceeds from the Advances made by the Certificate Purchasers pursuant to Section 2.3 and the amount advanced by the Investment Trust pursuant to clause (x) above, the total amount advanced in respect of such date (whether received directly by the Charter Trustee or by the Investment Trust).

     (c)          Final  Advance.  At least three (3) Business Days prior to the
                  --------------
Day Rate Commencement Date, to the extent that the aggregate amount of all prior Advances plus all Capitalized Certificate Return is less than the Maximum Certificate Purchaser Commitment, and subject to Section 2.5, Deepwater may make a final Advance Request (the "Final Advance Request") in an aggregate amount
                                  ---------------------
sufficient to fund (i) any remaining costs of mobilization of the Drillship to the Gulf of Mexico port designated pursuant to the Drilling Contract, (ii) any remaining Construction Costs (including Certificate Return and payments under the Deepwater Hedging Agreements, if any, that will be accrued and unpaid as of the Day Rate Commencement Date and that will accrue from the Day Rate Commencement Date through the end of the Interim Charter Term), and (iii) the reimbursement of any Transaction Costs paid by Deepwater out of its own funds (and not from the proceeds of any Advances) (the amounts in clauses (i), (ii) and (iii), "Deferred Construction Costs"), as set forth in the Final Advance
              -----------------------------
Request. On the Day Rate Commencement Date, (i) upon receipt by the Charter Trustee and the Investment Trust of the Advances to be made by the Certificate Purchasers pursuant to Section 2.3 and (ii) the satisfaction or waiver of each of the applicable conditions set forth in Section 2.13 and subject to Section 2.5, (x) the Investment Trust shall advance to the Charter Trustee, from the Advances made by the Certificate Purchasers pursuant to Section 2.3, the amount of the Advances received by it from the Certificate Purchasers with respect to such date and (y) the Charter Trustee shall advance to Deepwater the total amount advanced in respect of such date by the Certificate Purchasers in immediately available funds remitted by wire transfer to the Deferred Construction Costs Reserve Account.

     (d)          Application  of Proceeds.  The  proceeds  of all Advances made
                  ------------------------
by the Certificate Purchasers to the Investment Trust shall be advanced by the Investment Trust to the Charter Trustee and all Advances made by the Certificate Purchasers or the Investment Trust to the Charter Trustee shall be deposited by the Charter Trustee (x) into the Trustee's Account in accordance with Section
2.10 or (y) to the extent applicable, into the Deferred Construction Costs Reserve Account pursuant to the Depository Agreement, and such proceeds shall be used solely to pay Construction Costs and otherwise as provided in Section 3.1(c) of the Depository Agreement.

     SECTION  2.7     Time  and Place of Advance Closings.  The closing to occur
                      -----------------------------------
on each Advance Date, if any, shall occur on the Advance Date set forth in the Advance Request at a time and place reasonably satisfactory to the Administrative Agent and Deepwater.

     SECTION  2.8     Postponement  of  Advance.  If  the Certificate Purchasers
                      -------------------------
have made Advances requested pursuant to an Advance Request and the conditions precedent to such Advance have not been satisfied or waived on the date specified in the Advance Request (each, a "Postponed Advance"), Deepwater shall
                                            -----------------
pay to the Charter Trustee and the Investment Trust, for the benefit of each Certificate Purchaser which has made a Postponed Advance, yield (the "Postponement Yield") on the Advance funded by such Certificate Purchaser at a
 -------------------
rate equal to the Certificate Return Rate. Neither the Investment Trust nor the Charter Trustee shall be required to invest such funds in interest-bearing accounts, but the Charter Trustee shall, upon the direction of Deepwater (or, if an Event of Default exists, the Required Certificate Purchasers), invest such funds in Permitted Investments to the extent it is able to do so. Amounts held by the Charter Trustee and the Investment Trust may be pooled for this purpose. The Postponement Yield shall be due and payable by Deepwater upon the occurrence of the postponed Advance Date and such payment shall be an additional condition precedent to such Advance Date. On such postponed Advance Date, the Charter Trustee is hereby directed to liquidate any Permitted Investments then held pursuant to this Section 2.8, to distribute the Postponed Advances in accordance with Section 2.6 and to distribute any proceeds of Permitted Investments held pursuant to this Section 2.8 in excess of the amount of the Postponed Advances to each Certificate Purchaser pro rata (based on the relation that such
                                  ---  ----
Certificate Purchaser's Postponed Advance bears to the aggregate of all such Postponed Advances) for application to Deepwater's obligation to pay Postponement Yield. Any accrued Postponement Yield thereafter remaining unpaid shall be deemed to be Certificate Return and shall be capitalized to the extent permitted under Section 2.9 (and, to the extent so capitalized, shall constitute Capitalized Certificate Return). No additional Advance Request shall be required if an Advance Date is postponed and thereafter timely consummated. If any Advance Date (including the Initial Advance Date) has not occurred by the third Business Day following the date specified in the Advance Request in respect thereof, then all Postponement Yield shall be due and payable on such third Business

Day (and shall not be capitalized pursuant to Section 2.9), and the Charter Trustee is hereby directed to liquidate any Permitted Investments then held pursuant to this Section 2.8 and to pay to each Certificate Purchaser on such third Business Day (i) the Postponed Advance funded by such Certificate Purchaser and (ii) the proceeds of any Permitted Investments held pursuant to this Section 2.8 in excess of the amount of the Postponed Advances refunded to such Certificate Purchaser pro rata based on the relation that such Certificate Purchaser's Postponed Advance bears to the aggregate of all such Postponed Advances to be applied to Deepwater's obligation to pay Postponement Yield.

     SECTION  2.9     Records;  Capitalized Certificate Return.  Upon the making
                      ----------------------------------------
of each Advance, each Certificate Purchaser shall make a notation in its records indicating the amount of such Advance and the Certificate Purchaser Amount of such Certificate Purchaser as of such Advance Date. In addition, except as provided in Section 2.8 hereof, on the last day of each Return Period which occurs after the Closing Date and on or prior to the last day of the Interim Charter Term, with respect to the Certificate Return accrued on the Certificates during the Return Period ending on such date, each Certificate Purchaser shall make a notation in its records that its percentage portion of such accrued Certificate Return has been paid and such accrued Certificate Return shall thereby be added to the Certificate Purchaser Amount of such Certificate Purchaser and shall thereafter accrue yield at the Certificate Return Rate; provided, however, that to the extent that adding such accrued Certificate
--------   -------
Return to the Certificate Purchaser Amount would cause such Certificate Purchaser Amount to exceed such Certificate Purchaser's Commitment, such excess accrued Certificate Return shall not be added to the Certificate Purchaser Amount but shall be paid by Deepwater on the last day of such Return Period to the Charter Trustee and the Investment Trust for the benefit of such Certificate Purchaser. Each Certificate Purchaser is hereby authorized to record the date and amount of each Advance made by such Certificate Purchaser, each continuation thereof, the date and amount of each payment or capitalization of Certificate Return with respect thereto, the date and amount of each payment or repayment of Certificate Purchaser Amount of such Certificate Purchaser and the length of each Return Period with respect thereto, in its records, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure to make any recordation described in this
Section 2.9 or any error in such recordation shall not affect the obligation of the Charter Trustee or the Investment Trust with respect of such Certificates, or the obligation of Deepwater to pay Charter Hire in accordance with the Transaction Documents.

     SECTION  2.10     The  Trustee's  Account.  The  Charter  Trustee  shall
                       -----------------------
establish and maintain (or cause to be established and maintained) at Wells Fargo (the "Bank") a deposit account (the "Trustee's Account") in the name of
              ----                            -----------------
the Charter Trustee and the Investment Trust into which the following amounts shall be paid: (x) the proceeds of Advances made by Certificate Purchasers in accordance with Sections 2.6(a) or (b) and 2.11 (other than Advances made pursuant to the Final Advance Request, which shall be deposited with the Depository pursuant to the Depository Agreement) and (y) any payments received from Deepwater or a Hedging Agreement Counterparty pursuant to the Deepwater Hedging Agreements or the Hedging Agreements, if any, prior to the Base Charter Term. Deepwater hereby grants to the

Charter Trustee a security interest in any rights it may have in the Trustee's Account and any proceeds therefrom. Deepwater and Construction Supervisor are hereby granted a power of attorney to make withdrawals from the Trustee's Account for payment of Construction Costs, so long as on any date of withdrawal
(i) Deepwater has not been notified in writing that a Default has occurred and is continuing, (ii) Deepwater does not have Actual Knowledge or has not been notified in writing that a Material Default has occurred and is continuing or
(iii) no Event of Default is continuing. The power of attorney granted in the preceding sentence shall be immediately revoked at any time when any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence have occurred and shall be immediately reinstated when any such Default, Event of Default or Material Default has been cured or waived by the Required Certificate Purchasers. The Charter Trustee agrees to give, and each Certificate Purchaser agrees to take such action as may be required to cause the Charter Trustee to give, written notice to the Bank of revocation and the reinstatement of the power of attorney as provided in the immediately preceding sentence. Upon the occurrence of the Day Rate Commencement Date, Deepwater, the Charter Trustee and the Investment Trust shall notify the Hedging Agreement Counterparties that from and after the first day of the Base Charter Term, all payments made by the Hedging Agreement Counterparties under the Hedging Agreements shall be deposited to the Operating Account.

     SECTION  2.11     Timing  of Fundings to Investment Trustee and Payments to
                       ---------------------------------------------------------
Certificate  Purchasers.  The Advance Date specified in an Advance Request shall
-----------------------
be not less than three (3) Business Days after the date of delivery of such Advance Request to the Charter Trustee. Any Advance Request delivered by Deepwater to the Charter Trustee later than 2:00 p.m., New York time, on any day shall be deemed to have been delivered on the next Business Day. Subject to timely delivery of an Advance Request (together with a funding indemnity letter from each of Conoco and R&B in the form attached hereto as Exhibit A) and the other terms and conditions of the Transaction Documents, each Certificate Purchaser shall make its Commitment Percentage of the requested aggregate Advances available to the Charter Trustee and the Investment Trust in an account at the Charter Trustee's corporate trust department designated by the Charter Trustee by 12:00 noon, New York time, on the requested Advance Date, and the Charter Trustee and the Investment Trust will transfer any such amounts so received into the Trustee's Account, not later than 3:00 p.m., New York time, on such Advance Date in accordance with Section 2.6.

     Charter Hire shall be paid by or on behalf of Deepwater in immediately available funds in accordance with the Depository Agreement and the Charter. All such payments shall be paid by the Depository to the Trustees, the Investment Trust or the Certificate Purchasers, as applicable, not later than 2:00 p.m., New York time, on the date due. Funds received after such time shall for all purposes of the Transaction Documents be deemed to have been received on the next succeeding Business Day.

     SECTION  2.12     Computations.
                       ------------

     (a)          Determination  of  Certificate  Return  Rate  and  Fees.  All
                  -------------------------------------------------------
computations of accrued amounts pursuant to the Transaction Documents shall be made on the basis of the actual number of days elapsed in a 360-day year; provided, that Certificate Return on any Advance that is an Alternate Rate Advance and all Non-Utilization Fees shall be calculated on the basis of the actual number of days elapsed in a 365-day or 366-day year, as applicable. The Charter Trustee shall, as soon as practicable, but in no event later than 11:00 a.m., New York time, on the date two (2) Business Days before the effectiveness of each Certificate Return Rate, cause to be determined such Certificate Return Rate and notify each Certificate Purchaser and Deepwater thereof by delivery of a notice of Certificate Return Rate in substantially the form of Exhibit Q hereto.

     (b)          Disbursement  Information.  The  Charter Trustee shall deliver
                  -------------------------
the  Disbursement Information to Deepwater and the Depository in accordance with
Section  4.3  of  the  Depository  Agreement.

     (c)          Conclusive  Determinations.  All  information  provided by the
                  --------------------------
Charter Trustee pursuant to this Section 2.12 for the purposes of any Transaction Document shall be conclusive and binding on the Charter Trustee, the Investment Trust, Deepwater and the Certificate Purchasers in the absence of manifest error.

     SECTION  2.13     Conditions  to  each  Advance.  The  obligation  of  each
                       -----------------------------
Certificate Purchaser to make an Advance in accordance with this Section 2 and the obligations of the Charter Trustee and the Investment Trust to disburse the proceeds of an Advance in connection with any Advance Request and in accordance with this Section 2 shall be subject to satisfaction or waiver of the following conditions precedent:

     (a) no Material Default or Event of Default shall have occurred and be continuing; and

     (b)          the  representations  and warranties of Deepwater set forth in
Section 5.1 shall be true and correct in all material respects on the date of such Advance as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

     SECTION  2.14     Fees.
                       ----

     (a)          Facility  Fee.  On  the  Closing  Date, Deepwater shall pay to
                  -------------
each  Certificate  Purchaser  a  nonrefundable  upfront fee (the "Facility Fee")
                                                                  ------------
equal to such Certificate Purchaser's Commitment multiplied by the Facility Fee rate applicable to such Certificate Purchaser as set forth in Schedule 2.

     (b)          Non-Utilization  Fee.  Commencing  on  the  Closing  Date,
                  --------------------
Deepwater shall pay to the Charter Trustee and the Investment Trust for the ratable benefit of each Certificate Purchaser (measured by their respective Commitment Percentages) a non-utilization fee (the "Non-Utilization Fee") of ten
                                                    -------------------
(10) basis points per annum on the average daily unutilized amount of the aggregate Maximum Certificate Purchaser Commitment during the relevant period. The Non-Utilization Fee shall be payable by Deepwater in arrears on the last day of each Return Period until the earlier of (i) the Outside Day Rate Commencement Date and (ii) the Day Rate Commencement Date.

                                    SECTION 3

               EFFECTIVE DATE; CLOSING DATE; CONDITIONS PRECEDENT

     SECTION  3.1     Effective  Date;  Closing  Date.
                      -------------------------------

     (a) This Agreement shall become effective on the date (the "Effective Date") on which all of the conditions set forth on Schedule 8 have
 ---------------
been  satisfied  or  waived.

     (b) All documents and instruments required to be delivered on the Closing Date shall be delivered at the offices of Hunton & Williams, 200 Park Avenue, New York, New York 10166, or at such other location as may be determined by the Documentation Agent and Deepwater.

     SECTION  3.2     Conditions  Precedent  to  Closing  Date.  The obligations
                      ----------------------------------------
of the parties hereto to enter into the transactions contemplated by this Agreement and the other Transaction Documents and to take the actions to be taken by each such party which are contemplated by Section 2.1 to occur on the Closing Date shall be subject to satisfaction or waiver as of the Closing Date of the following conditions precedent (provided, that the obligations of any party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed or caused to be performed by such party or any of its respective Affiliates):

     (a) Each Certificate Purchaser shall have funded the Advance to be made by it on the Closing Date in accordance with Section 2.3.

     (b) Each Certificate Purchaser shall have received its respective Certificate in accordance with Section 2.4.

     (c) Deepwater shall have given the Agents not less than three (3) Business Days prior written notice of the Closing Date, which notice may be included in the Initial Advance Request delivered in accordance with Section 2.3 and each Certificate Purchaser shall have received a funding indemnity letter from R&B and Conoco in the form of Exhibit A hereto not less than three (3) Business Days prior to the Closing Date.

     (d) All parties thereto shall have executed and delivered each of the

Transaction  Documents  to  be entered into on the Closing Date, as indicated on
Schedule  1  hereto.

     (e) Deepwater shall have delivered to the Charter Trustee (with copies for each Certificate Purchaser) copies of the Services Agreements, the Construction Contract, the Drilling Contract, and the Drilling Contract Guaranty, copies of all purchase orders and other documents relating to the purchase of the OFE, together with any amendments thereto, in each case certified by an authorized representative of Deepwater to be true, complete and correct copies thereof as of the Closing Date and each of the Services Agreements, the Construction Contract, the Drilling Contract and the Drilling Contract Guaranty shall be in full force and effect and no default or material breach shall exist thereunder.

     (f) The Agents and each Certificate Purchaser shall have received the Appraisal in form and substance satisfactory to the Documentation Agent and Deepwater shall have received a copy thereof.

     (g) All Taxes, fees and other charges due in connection with the execution, delivery, performance, recording, filing and registration of the Transaction Documents on the Closing Date shall have been paid.

     (h) (i) White & Case LLP, special counsel to Deepwater, shall have issued its opinion to the effect and in the form set forth in Exhibit B; (ii)
Hunton & Williams, counsel to Conoco, shall have delivered its opinion to the effect and in the form set forth in Exhibit C; (iii) Wayne K. Anderson, in-house counsel to Conoco, shall have delivered his opinion to the effect and in the form set forth in Exhibit D; (iv) Wayne K. Hillin, counsel to R&B, shall have delivered his opinion to the effect and in the form set forth in Exhibit E; (v) Arias, Fabrega & Fabrega, Panamanian counsel, shall have delivered its opinion to the effect and in the form set forth in Exhibit P; and (vi) Cynthia L. Corliss, Vice President and Trust Counsel of Wilmington Trust Company, and Richards, Layton & Finger, counsel to the Charter Trustee and Investment Trust, shall have delivered their opinions to the effect and in the form set forth in Exhibit U.

     (i) All actions required to have been taken by any Government Authority on or prior to the Closing Date in connection with the transactions contemplated by this Participation Agreement and the other Transaction Documents shall have been taken and all Government Actions required to be in effect on or prior to the Closing Date in connection with the transactions contemplated by this Participation Agreement and the other Transaction Documents shall have been issued or made, and all such Government Actions shall be in full force and effect on the Closing Date. All necessary consents, approvals and authorizations of all non-Government Authorities required on the part of Deepwater, the Investment Trust, the Trustees or third parties to be obtained, given or made on or prior to the Closing Date in connection with the execution and delivery of the Transaction Documents and transactions contemplated hereby and thereby shall have been obtained, given or made and shall be in full force and effect.

     (j) No action shall have been instituted, nor shall any action or proceeding be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Authority (i) to set aside, restrain, enjoin or prevent the performance of this Participation Agreement, any other Transaction Document or any transaction contemplated hereby or thereby or (ii) which would have a Material Adverse Effect.

     (k) The transactions contemplated by the Transaction Documents do not and will not (i) violate any Applicable Law, (ii) contravene any charter, by-laws or other organizational document of Deepwater, the Members, Conoco, R&B, the Investment Trust, the Trustees, the Agents or any Certificate Purchaser,
(iii) contravene any contract, agreement or other arrangement to which Deepwater, the Investment Trust, the Trustees, the Agents or any Certificate Purchaser is a party or by which any of their respective properties or assets are bound, or (iv) subject Deepwater, any Member, the Investment Trust, the Trustees, any Agent or any Certificate Purchaser to any regulations to which such party had not been subject prior to entering into such Transaction
Documents  and  which  would  be  materially  adverse  to  such  party.

     (l) Deepwater, each Member, Conoco and R&B shall have each delivered, or shall have caused to be delivered, to the Agents, and the Trustees the following, in each case in form and substance satisfactory to the Documentation Agent (with copies for each Certificate Purchaser):

          (i)     Organizational  Documents.  Copies  of  its  articles  of
                  -------------------------
     incorporation or other organizational documents, certified to be true and complete as of a recent date by the appropriate Government Authority of the state, province or country of its incorporation or formation.

          (ii)     Resolutions.  Copies  of  resolutions of its Members or Board
                   -----------
     of Directors, as applicable, that, specifically or generally (as part of a general enabling resolution), approve and adopt the Transaction Documents and the transactions contemplated therein, and that, specifically or generally (as part of a general enabling resolution), authorize execution and delivery thereof, certified by an appropriate officer or representative as of the Closing Date to be true and correct and in full force and effect as of such date.

          (iii)     Bylaws.  A  copy  of  its  operating  agreement  or  bylaws
                    ------
     certified by an appropriate officer or representative as of the Closing Date to be true and correct and in full force and effect as of such date.

          (iv)     Good  Standing.  Copies  of  certificates  of  good standing,
                   --------------
     existence or its equivalent, certified as of a recent date by the appropriate government authorities of the state, province or country of its incorporation or formation.

          (v)     Officer's  or Manager's Certificate.  An officer's certificate
                  -----------------------------------
     or
     manager's certificate, dated the Closing Date, substantially in the form of Exhibit F.

     (m) Each of the Trustees shall have delivered, or shall have caused to be delivered, to Deepwater, the Members, the Administrative Agent, and each Certificate Purchaser the following:

          (i)     Organizational  Documents.  Copies  of  its  articles  of
                  -------------------------
     association or other organizational documents and a copy of the Charter Trustee's and Investment Trust's certificate of trust (or, if certificates of trust are not issued in the Charter Trustee's or Investment Trust's jurisdiction of organization, other similar organizational documents), together with all amendments in each case certified to be true and complete as of a recent date by the appropriate Government Authority.

          (ii)     Resolutions.  Copies  of  resolutions  of  its  board  of
                   -----------
     directors, approving and adopting the Transaction Documents and the transactions contemplated therein, and authorizing execution and delivery thereof, certified by an appropriate officer as of the Closing Date to be true and correct and in full force and effect as of such date.

          (iii)     Good Standing.  Copies of certificates of good standing (or,
                    -------------
     if certificates of good standing are not issued in the Trustees' or Investment Trust's jurisdiction of organization, some other similar certificate), existence or its equivalent with respect to the Trustees and the Investment Trust, in each case certified as of a recent date by the appropriate Government Authorities.

          (iv)     Officer's  Certificate.  An  officer's certificate, dated the
                   ----------------------
     Closing  Date,  substantially  in  the  form  of  Exhibit  G.

     (n)          Closing  Date.  The  Closing  Date  shall occur on or prior to
                  -------------
August  14,  1998.

     (o)          No  Material  Adverse  Change.  As  of the Closing Date, there
                  -----------------------------
shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or financial condition of: (i) Conoco (except as described in the letter, dated July 24, 1998, from Robert N. Heinrich of
Conoco to Claire M. Liu of Bank of America National Trust and Savings Association ("Bank of America") and the copy of the press release attached
               -----------------
thereto, copies of which have been previously delivered to each Certificate Purchaser) or Deepwater from that set forth in their respective financial statements for the fiscal year ended December 31, 1997 or (ii) R&B from that set forth in its financial statements for the fiscal quarter ended March 31, 1998.

     (p)          Transaction  Expenses.  All  Transaction Expenses then due and
                  ---------------------
owing for which Deepwater has received an invoice at least two (2) Business Days prior to the Closing Date and which will not be paid from the proceeds of the Initial Advance shall have been paid by Deepwater.

     (q)          Tax  and  Accounting.  Deepwater  shall  have  received  (x) a
                  --------------------
satisfactory tax opinion of White & Case LLP and (y) confirmation from its auditors of the accounting treatment for the transactions contemplated hereby satisfactory in all respects to Deepwater.

     (r)          Representations.  The  representations  and warranties of each
                  ---------------
party set forth in Section 5 and in any other Transaction Document entered into on or prior to the Closing Date shall be true and correct as of the Closing Date.

     (s)          Filings.  All  UCC  and  other  applicable  filings  listed on
                  -------
Schedule 3 shall have been duly made at the locations set forth beside the filing on such schedule. All other filings or recordings of any document in any jurisdiction which are required to establish the perfected security interests of the Charter Trustee and the Investment Trust in the Accounts shall have been made.

     (t)          No  Defaults  under  Transaction  Documents.  All  Transaction
                  -------------------------------------------
Documents required to be executed and delivered on or prior to the Closing Date shall be in full force and effect as to all of the parties thereto and no Defaults shall exist under any such Transaction Document.

     (u)          Insurance  Report.  The  Charter Trustee, the Investment Trust
                  -----------------
and each Certificate Purchaser shall have received a satisfactory report from J&H Marsh & McLennan with respect to the insurance to be carried by Deepwater pursuant to Article XIV of the Charter.

     (v)          Drilling  Contract.  Conoco  Drilling and Deepwater shall have
                  ------------------
entered into the Drilling Contract in a form substantially similar to the form attached hereto as Exhibit H and Conoco Drilling shall have delivered the Conoco Drilling Consent in a form substantially similar to the form attached hereto as
Exhibit  I.

     (w)     Securities Act Representation.  PricewaterhouseCoopers LLP and Bank
             -----------------------------
of America shall each have delivered to the Charter Trustee (with copies for each Certificate Purchaser), the Investment Trust and Deepwater a certificate, in form substantially similar to the form attached hereto as Exhibit J.

                                    SECTION 4

                      DELIVERY DATE; CONDITIONS PRECEDENT

     SECTION  4.1     Conditions Precedent to Delivery Date.  The obligations of
                      -------------------------------------
the parties hereto to enter into the transactions to be entered into and take the actions to be taken by each such party which are contemplated by Section 2.2 to occur on the Delivery Date, taking into account Section 4.2, shall be subject to satisfaction or waiver on the Delivery Date of the following conditions precedent; provided, that the obligations of any party shall not be subject to any condition contained in this Section 4.1 which is required to be performed or caused to be performed by such party or any of its respective Affiliates:

     (a) The following events shall have occurred with respect to the delivery and documentation of the Drillship:

          (i) The Drillship (including the OFE) shall have been accepted and delivered, and a Protocol of Delivery and Acceptance substantially in the form set forth in Exhibit A to the Charter (the "Protocol of Delivery and
                                                        ------------------------
     Acceptance")  shall  have been executed by the Builder and the Construction
     ----------
     Supervisor and delivered to the Head Lessor or the Charter Trustee, as the case may be, pursuant to the Construction Contract.

          (ii) Copies of the Builder's Certificate and Bill of Sale substantially in the forms set forth in Exhibits L and M, respectively, a copy of the interim class certificate (showing that the Drillship shall have been recommended for classification with the Classification Society with the highest classification and rating for vessels of the same age and type), and all other documents required to be delivered by Builder under the Construction Contract shall be delivered to Deepwater, as Construction Supervisor (with copies to the Charter Trustee (and the Head Lessor, if applicable) and the Agents).

          (iii) The Drillship shall have been duly provisionally registered in the name of the Head Lessor or the Charter Trustee, as the case may be, under Panamanian law free and clear of all Liens of record and a provisional patente (the "Provisional Patente") shall have been issued.
                                  --------------------

          (iv) The Ship Mortgage shall have been duly provisionally recorded under Panamanian Law.

          (v) The Charter Trustee and Deepwater shall have received a Certificate of Ownership and Encumbrance from the Panamanian registry, showing the Head Lessor or the Charter Trustee, as the case may be, to be the owner of the Drillship, free and clear of all recorded Liens, other than the Ship Mortgage.

          (vi) The Charter Trustee, the Investment Trust, the Administrative Agent and the Certificate Purchasers shall have received an opinion of Panamanian counsel in substantially the form of Exhibit P.

     (b) If requested pursuant to Section 2.3, and subject to the terms and conditions of this Agreement and the other Transaction Documents, each Certificate Purchaser shall have funded the Advance, if any, to be made by it on the Delivery Date in accordance with Section 2.3.

     (c) The parties shall have received opinions of counsel with respect to the transactions to be consummated on the Delivery Date substantially in the forms as set forth in Exhibits B, C, D, E, O, P and U.

     (d) All Transaction Documents to be entered into on the Delivery Date, as indicated on Schedule 1 hereto, shall have been executed and delivered by each of the parties thereto.

     (e) All Transaction Expenses (including registration and recordation fees under Panamanian Law) then due and owing shall have been paid on or prior to the Delivery Date.

     (f) The Charter Trustee, the Documentation Agent and the Administrative Agent shall have received (i) an updated report from J&H Marsh & McLennan confirming that the insurance then in effect satisfies the insurance requirements set forth in Article XIV of the Charter, such report being satisfactory in form and substance to the Documentation Agent and (ii) certificates of insurance from Deepwater's insurance broker(s) evidencing that all insurance required under Article XIV of the Charter is in effect and that all premiums have been paid.

     (g) Each of the Charter Trustee, the Investment Trust and the Certificate Purchasers shall have received an Officer's Certificate of Deepwater stating that the representations and warranties of Deepwater listed in Section
5.1 or in any other Transaction Document are true and correct as of the Delivery Date (except to the extent that such representations and warranties relate solely to an earlier or to a later date, in which event such representations and warranties shall be true on and as of such earlier or later date).

     (h) No Material Default, Event of Default, Event of Loss or Construction Period Event of Loss shall have occurred and be continuing on such date.

     (i) All necessary approvals, orders, permits, authorizations, and consents which are required as of the Delivery Date on the part of Deepwater, the Certificate Purchasers, the Agents, the Investment Trust, the Trustees or other third parties (except to the extent that such approvals, orders, permits, authorizations and consents are required as a result of such Person's status as a trust company or a regulated depository or banking institution) in connection with any of the transactions contemplated by this Agreement or in connection with the ownership, use or operation of the Drillship as of the Delivery Date shall have been duly obtained, and Deepwater shall have provided evidence thereof reasonably satisfactory to the

Documentation  Agent.

     (j) All actions, if any, required to have been taken by any Government Authority as of the Delivery Date in connection with the transactions contemplated by this Agreement shall have been taken and all Government Actions required to be in effect as of the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued and all such Government Actions shall be in full force and effect.

     (k) The Outside Day Rate Commencement Date shall not yet have occurred.

     (l) The Charter Trustee and the Certificate Purchasers shall have received a report from the Independent Marine Surveyor stating that the Drillship meets the Minimum Specifications.

     SECTION  4.2     Head  Lease  Transaction.  (a)  Deepwater  shall, with the
                      ------------------------
consent of the Certificate Purchasers, be permitted to enter into, and to require the Charter Trustee to enter into, the following transactions (collectively, the "Head Lease Transaction") on or after the Delivery Date: (i)
                    ----------------------
title to the Drillship shall be transferred to the Head Lessor; (ii) the Head Lessor shall charter (directly or through a sub-charter) the Drillship to the Charter Trustee; (iii) the Head Lessor shall finance its acquisition of title to the Drillship, in part, through a loan (the "Head Lease Loan"); (iv) the Head
                                                ---------------
Lessor and the Charter Trustee shall enter into arrangements whereby the Charter Trustee's payment obligations under the Head Lease are defeased (the "Head Lease
                                                                      ----------
Defeasance  Arrangements");  (v)  the  Head  Lessor  shall  enter  into the Ship
------------------------
Mortgage; and (vi) the economic benefit of entering into the Head Lease Transaction shall be paid over to, or otherwise accrue to the benefit of, Deepwater. If Deepwater shall have requested the Certificate Purchasers to consent to the Head Lease Transaction not less than 30 days prior to the proposed closing date of the Head Lease Transaction (which request shall be accompanied by drafts of the documents relating thereto), the Certificate Purchasers agree to consider such request in good faith. Thereafter, Deepwater shall promptly provide the Certificate Purchasers with the drafts of the Head Lease Documents to the extent such drafts are distributed to the other parties to the Head Lease Transaction. If each Certificate Purchaser in its sole discretion approves the Head Lease Transaction, the Charter Trustee shall enter into the Head Lease Transaction on the date proposed by Deepwater. Notwithstanding the provisions of this Section 4, neither the consummation nor the failure to consummate the Head Lease Transaction on or before the Delivery Date shall be a condition to the obligation of any party hereto to enter into the other transactions contemplated by this Agreement to occur on the Delivery Date or to execute and deliver the Transaction Documents to be executed and delivered on the Delivery Date (other than those transactions or documents reflecting only the Head Lease Transaction).

     (b) If Deepwater shall have requested the Certificate Purchasers to consent to the Head Lease Transaction in accordance with this Section 4.2, Deepwater may, in its sole discretion, elect to replace any Certificate Purchaser that does not consent to the Head Lease Transaction by having another financial institution that meets the conditions set forth in this

Section  4.2(b)  (a  "Replacement  Certificate  Purchaser")  purchase  such
                      -----------------------------------
non-consenting  Certificate Purchaser's interest in accordance with this Section
4.2. Replacement of a Certificate Purchaser by a Replacement Certificate Purchaser shall be subject to the following conditions precedent (collectively, the "Certificate Purchaser Replacement Conditions"):
      -----------------------------------------------

          (i)     such  replacement  does  not conflict with any Applicable Law;

          (ii) the Replacement Certificate Purchaser shall pay to the Certificate Purchaser being replaced the amount of its outstanding Certificate Purchaser Amount and accrued and unpaid Certificate Return with respect thereto plus any other accrued and unpaid amounts owed by Deepwater to such Certificate Purchaser under the Transaction Documents, including any reasonable expenses relating to its replacement; if the Replacement Certificate Purchaser does not provide sufficient funds to allow the Certificate Purchaser being replaced to receive such amount, Deepwater may provide funds sufficient to cover the shortfall;

          (iii) the Replacement Certificate Purchaser shall have agreed to execute the Assignment and Assumption Agreement in substantially the form of Exhibit R hereto; and

          (iv) the requirements set forth in Section 9.1 shall have been satisfied.

                                    SECTION 5

                         REPRESENTATIONS AND WARRANTIES

     SECTION  5.1     Representations  and  Warranties of Deepwater.  Deepwater,
                      ---------------------------------------------
in its individual capacity and as Construction Supervisor, represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)          Due  Organization,  etc.  Deepwater  is  a  limited  liability
                  -----------------------
company duly organized, validly existing and in good standing under the laws of Delaware and has the power and authority and has all requisite government licenses, permits and other approvals that are required as of the date hereof to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party. Deepwater is duly qualified to transact business and is in good standing as a foreign limited liability company in every jurisdiction where the nature of its business requires such qualification.

     (b)          Authorization;  No  Conflict.  The  execution,  delivery  and
                  ----------------------------
performance by Deepwater of each Transaction Document to which it is or will be a party (i) is within its company powers under Delaware law and its Certificate of Formation and LLC Agreement

(collectively, the "Organizational Documents"); (ii) has been duly authorized by
                    ------------------------
all necessary company action on the part of Deepwater and its Members; (iii) requires no Government Action by, or filing with, any Government Authority which is required to be obtained, given or made by Deepwater or its Members as of the date hereof (other than such Government Action as has been duly obtained, given or made); (iv) does not and will not contravene, or constitute a default under, any Applicable Law or its Organizational Documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Deepwater or the Drillship; and (v) does not and will not result in the creation, imposition or violation of any Lien on any asset of Deepwater other than as contemplated or permitted by the terms hereof or of the other Transaction Documents. Deepwater has obtained all Government Actions necessary to carry on its business as now conducted, except for those Government Actions that are normally obtained at a later time and with respect to which Deepwater does not anticipate any problems in obtaining.


     (c)          Enforceability,  etc.  Each  of  the  Services Agreements, the
                  --------------------
Drilling Contract and the Transaction Documents, to which Deepwater is or will be a party has been, or on or before the date on which such document is to be signed will be, duly executed and delivered by Deepwater and each such document to which Deepwater is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery thereof by the other parties thereto, a legal, valid and binding obligation enforceable against Deepwater in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)          Financial Information.  The balance sheet of Deepwater for the
                  ---------------------
fiscal year ended December 31, 1997 fairly presents, in conformity with GAAP consistently applied, the financial position of Deepwater as of such date.
Since December 31, 1997, no event has occurred with respect to the assets, liabilities, operations, business or financial condition of Deepwater which would have a Material Adverse Effect.

     (e)          Litigation.  There  is  no  litigation, action, proceeding, or
                  ----------
labor controversy to which Deepwater is a party which, if adversely determined, would adversely affect the financial condition, operations, assets, business, properties or prospects of Deepwater or which purports to affect the legality, validity or enforceability of any of the Transaction Documents, the Services Agreements or the Drilling Contract.

     (f)          Ownership  of  Properties.  Deepwater has good title to all of
                  -------------------------
its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, tradenames, service marks and copyrights) which it purports to own, free and clear of all Liens (including infringement claims with respect to patents, trademarks, copyrights and the like),  except  for  Permitted  Liens.

     (g)          Taxes.  Deepwater  has  filed  all  tax  returns  and  reports
                  -----
required by law to have been filed by it and has paid all Taxes thereby shown to be owing, except for any Taxes which are not yet due or are being contested pursuant to a Permitted Contest.

     (h)          Pension  and  Welfare Plans.  As of the date hereof, Deepwater
                  ---------------------------
does not maintain any Plan for the benefit of its employees. Except as provided in Section 6.1(o) hereof, Deepwater will not maintain any Plan for the benefit of its employees.

     (i)          Investment Company Act and Public Utility Holding Company Act.
                  -------------------------------------------------------------
Deepwater is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Act of 1935, as amended.

     (j)          Securities  Act.  Neither  Deepwater nor any Person authorized
                  ---------------
by Deepwater to act on its behalf has offered or sold any interest in the Certificates, or in any similar security relating to the transactions contemplated by the Transaction Documents, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 18 other institutional investors, and neither Deepwater nor any Person authorized by Deepwater to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates or in any similar security relating to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended. The only Persons which have been authorized to act on behalf of Deepwater for this purpose are PricewaterhouseCoopers LLP, Bank of America and the Syndication Agent.

     (k)          Chief Place of Business.  Deepwater's chief place of business,
                  -----------------------
chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Transaction Document is kept and is located at 901 Threadneedle, Suite 200, Houston, Texas 77079.

     (l)          Business  of  Deepwater.  (i)  Deepwater  has  engaged  in  no
                  -----------------------
business activity other than as contemplated by, or in connection with, the Construction Contract, the Drilling Contract, the Services Agreements, the Drilling Contract Guaranty and the Transaction Documents; (ii) Deepwater has no subsidiaries; (iii) as of the Closing Date, all of the membership interests in Deepwater are owned by the Members; and (iv) from and after the Closing Date, Deepwater will have no Indebtedness except for Permitted Indebtedness.

     (m)          Bankruptcy.  Deepwater  has  not filed a voluntary petition in
                  ----------
bankruptcy or been adjudicated as bankrupt or insolvent, or filed any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal or state bankruptcy, insolvency or other law relating to relief for debtors, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any part of its properties or its interest in the Drillship. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against Deepwater seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under federal bankruptcy or insolvency act or other law relating to relief for debtors, and no other liquidator has been appointed for Deepwater or of all or any part of its properties or its interest in the Drillship and no such action is pending. Deepwater has not given notice to any Government Authority of insolvency or pending insolvency, or suspension or pending suspension of operations.

     (n)          Certain  Contracts.  From  and  after  the  Closing  Date, the
                  ------------------
Construction Contract, the Services Agreements, the Drilling Contract and the Drilling Contract Guaranty are in full force and effect and have not been amended except as permitted or contemplated by the Transaction Documents. Deepwater is not in default under, and, to the knowledge of Deepwater, no other Person is in default under, any of the Construction Contract, the Services Agreements, the Drilling Contract or the Drilling Contract Guaranty. The execution, delivery and performance by Deepwater of its obligations under the Construction Contract, the Services Agreements, the Drilling Contract, this Agreement and the other Transaction Documents to which it is a party, will not violate in any material respect any provisions of any Applicable Law.

     (o)          Federal Reserve Regulations.  Deepwater is not engaged in, and
                  ---------------------------
does not have as one of its activities, the business of extending credit for the purpose of purchasing or carrying any margin stock, and no proceeds of any Advances will be used for a purpose which violates, or would be inconsistent with, the rules and regulations of the Federal Reserve Board. Terms for which meanings are provided in Federal Reserve Board Regulations U or X or any regulations substituted therefor, as from time to time in effect, are used in this clause (o) with such meanings.

     (p)          Absence  of  Events.  No  Default  or  Event  of  Default  has
                  -------------------
occurred and is continuing, and no Construction Period Event of Loss has occurred that has not been remedied before the date hereof and Deepwater is not in default in, nor has any non-permanent waiver been granted to Deepwater with respect to, the performance, observance or fulfillment of any of the obligations, conditions or covenants contained in the Construction Contract, the Drilling Contract or the Services Agreements.

     (q)          Subject  to  Government  Regulation.  None  of  the Investment
                  -----------------------------------
Trust, the Trustees, the Agents or any Certificate Purchaser, solely by reason of entering into the Transaction Documents or the consummation of the transactions contemplated thereby, will become subject to ongoing regulation of its operations by any Government Authority having jurisdiction over the ownership or operations of the Drillship solely by reason of any of Deepwater's business activities or the nature of the Drillship.

     (r)         Solvency. Deepwater does not have capital unreasonably small in
                 --------
relation to its business, will not be rendered insolvent by the execution, delivery and performance of its obligations under the Transaction Documents, and does not intend to hinder, delay or defraud its creditors by or through the execution, delivery and performance of the Transaction Documents to which it is a party, including the Charter. As of the date hereof and as of the Closing Date, there are no outstanding unsatisfied judgments, liens for Taxes or bankruptcy proceedings against Deepwater.

     (s)          Appraisal  Disclosure.  As of the date hereof, the information
                  ---------------------
listed on Schedule 4 and provided by Deepwater or any Affiliates thereof in writing to the Appraiser in connection with the Appraisal, when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading under the circumstances in which such statements were made.

     (t)          Accuracy  of Information.  The cash flow projections contained
                  ------------------------
in Section 7E of the Private Placement Memorandum, dated as of October 27, 1997, were prepared by Deepwater in good faith on the basis of reasonable investigation, information, assumptions and procedures which Deepwater believed were reasonable under the facts and circumstances then existing, and since the date of such projections there has been no change in any of the facts on which such projections were based that would result in a material adverse change in such projections.

     (u)          Title  to  the  Drillship;  Documentation;  Condition.  On the
                  -----------------------------------------------------
Delivery Date, after giving effect to the transactions to be effected on the Delivery Date, the Charter Trustee (or the Head Lessor) will have valid title to the Drillship (including all OFE) and the Drillship will be duly provisionally documented in the name of the Charter Trustee (or the Head Lessor) under the laws of the Republic of Panama free and clear of all liens, charges, encumbrances and security interests other than Permitted Liens.

     (v)          Recording  of  Ship  Mortgage.  On  the  Delivery  Date, after
                  -----------------------------
giving effect to the transactions to be effected on the Delivery Date, (i) the Ship Mortgage shall have been duly provisionally recorded with the appropriate Panamanian authorities in Panama City, Republic of Panama (which office is the only place in which such recording is necessary), (ii) the Ship Mortgage shall constitute a first naval mortgage on the Drillship in favor of the Investment Trust, the Hedging Agreement Counterparties and, if the Head Lessor is the mortgagor under the Ship Mortgage, the Charter Trustee, and (iii) no other recordings or periodic rerecording or filing or periodic filing of the Ship Mortgage is necessary under existing law to constitute the lien of the Ship
Mortgage on the Drillship (including all OFE), except final recordation of the Ship Mortgage following the granting of the Permanent Patente by the Panamanian authorities within six (6) months of the provisional recording of the Ship Mortgage.

     (w)          Other  Recordings  and  Filings.  On  the  Delivery  Date, all
                  -------------------------------
filings and recordings (including all filings of financing statements under the Uniform Commercial Code) will have been duly made in each jurisdiction in which such filings and recordings are required or reasonably requested by the Charter Trustee or the Investment Trust in order to perfect the security interests granted by the Deepwater Assignment, the Ship Mortgage and the other Security Documents and to make such security interests valid and enforceable; provided, that Deepwater makes no representation or warranty with
              --------
respect to any security interest in the Construction Contract or any Construction Document.

     SECTION  5.2     Representations  and  Warranties of Members.  Each Member,
                      -------------------------------------------
severally and not jointly, represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)          Due  Organization,  etc.  Such  Member  is  a corporation duly
                  -----------------------
organized, validly existing and in good standing under the laws of the respective jurisdiction of its organization and has the power and authority and has all requisite government licenses, permits and other approvals currently necessary to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party. Such Member is duly qualified to transact business in every jurisdiction where the nature of its business requires such qualification.

     (b)          Authorization;  No  Conflict.  The  execution,  delivery  and
                  ----------------------------
performance by such Member of each Transaction Document to which it is or will be a party (i) is within its corporate powers; (ii) has been duly authorized by all necessary corporate action; (iii) requires no Government Action by, or filing with, any Government Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon or affecting it; and (v) does not result in the creation, imposition or violation of any Lien on any of its assets. Such Member possesses all government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     (c)          Enforceability,  etc.  Each  Transaction Document to which the
                  --------------------
Member is or will be a party has been, or on or before the Closing Date or the Delivery Date on which such Transaction Document is to be signed will be, duly executed and delivered by such Member and each such Transaction Document to which such Member is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery thereof by the other parties thereto, a legal, valid and binding obligation of such Member enforceable against such Member in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)          Securities Act.  Neither such Member nor any Person authorized
                  --------------
by such Member to act on its behalf has offered or sold any interest in Deepwater, or in any security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto and not more than 10 other institutional investors, and neither such Member nor any Person authorized by such Member to act on its behalf will take any action which would subject the issuance or sale of any interest in Deepwater to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (e)          Litigation.  To  such  Member's  Actual Knowledge, there is no
                  ----------
action or proceeding pending or threatened to which the Charter Trustee or the Investment Trust is or will be a party before any court or arbitrator or Government Authority that, if adversely determined, would reasonably be expected to have a material adverse effect on the property, operations or financial condition of Deepwater.

     (f)          Assignment.  From and after the Closing Date, such Member will
                  ----------
not assign or transfer to any Person that is not a party hereto, any of its right, title or interest in or under Deepwater, the Charter, the Completion Guaranty, the Construction Supervisory Agreement, the Drillship, or the Collateral or any other Transaction Document, except as contemplated by the Transaction Documents.

     (g)          Absence  of  Events.  To  such  Member's  Actual Knowledge, no
                  -------------------
Default or Event of Default has occurred and is continuing, and no Construction Period Event of Loss has occurred that has not been remedied before the date hereof and Deepwater is not in default in, nor has any non-permanent waiver been granted to Deepwater with respect to, the performance, observance or fulfillment of any of the obligations, conditions or covenants contained in the Construction Contract, Drilling Contract or the Services Agreements.

     (h)          Compliance  With  Laws.  To  such  Member's  Actual Knowledge,
                  ----------------------
Deepwater is currently in compliance, in all material respects, with all Applicable Laws with respect to the conduct of its business and the ownership of its properties.

     SECTION 5.3  Representations  and  Warranties  of the Investment Trust.
                  ---------------------------------------------------------
The Investment Trust represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)          Due Organization, etc.  It is a business trust duly formed and
                  ---------------------
validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

     (b)          Authorization;  No  Conflict.  The  execution,  delivery  and
                  ----------------------------
performance by it of each Transaction Document to which it is or will be a party
(i) is within its powers; (ii) has been duly authorized by all necessary action;
(iii)  requires  no  Government  Action  by,  or  filing  with,  any  Government
Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it; and (v) does not result in the creation, imposition or violation of any Lien on any of its assets. It possesses all government licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     (c)          Enforceability, etc.  Each Transaction Document to which it is
                  -------------------
or will be a party has been, or on or before the date on which such Transaction Document is to be signed will be, duly executed and delivered by it and each such Transaction Document to which it is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)          Assignment.  It  has  not  assigned  or transferred any of its
                  ----------
right, title or interest in or under the Charter, the Completion Guaranty, the Construction Supervisory Agreement, the Drillship, or the Collateral or any other Transaction Document, except as expressly contemplated by the Transaction Documents.

     (e)          Securities Act.  Neither it nor any Person authorized by it to
                  --------------
act on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it nor any Person authorized by it to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates or in any similar security related to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (f)          Chief  Place  of Business.  The Investment Trust's chief place
                  -------------------------
of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Transaction Document are and will be kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

     (g)          No Other Activities.  It does not hold any assets, conduct any
                  -------------------
business nor is it party to any document, agreement or instrument other than the Transaction Documents to which it is, or will be, a party.

     SECTION  5.4     Representations  and  Warranties  of  the  Certificate
                      ------------------------------------------------------
Purchasers.  Each
----------

Certificate Purchaser, individually and not jointly, represents and warrants to each of the other parties hereto as of the date hereof as follows:

     (a)          Due  Organization,  etc.  Such  Certificate  Purchaser is duly
                  -----------------------
organized, validly existing and in good standing (to the extent relevant under Applicable Law) in the jurisdiction of its organization and has the power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

     (b)          Authorization;  No  Conflict.  The  execution,  delivery  and
                  ----------------------------
performance by such Certificate Purchaser of each Transaction Document to which it is or will be a party (i) is within its powers; (ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority (it being understood that such Certificate Purchaser makes no representation or warranty relating to the Drillship or the Applicable Laws pertaining thereto); (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Certificate Purchaser; and (v) does not result in the creation, imposition or violation of any Lien on any asset of such Certificate Purchaser.

     (c)          Enforceability,  etc.  Each Transaction Document to which such
                  --------------------
Certificate Purchaser is or will be a party has been, or on or before the Closing Date will be, duly executed and delivered by such Certificate Purchaser and each such Transaction Document to which such Certificate Purchaser is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against such Certificate Purchaser in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)          ERISA.  Either  (x) such Certificate Purchaser is not and will
                  -----
not  be  making  any  Advance  with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or a "plan" (as defined in Section 4975(e)(1) of the Code) or (y) the source of funds for any Advance made by such Certificate Purchaser is an insurance company general account (as such term is defined in PTE 95-60 (issued July 12, 1995) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners) (the "NAIC Annual Statement")) for the general account
                                ---------------------
contract(s) held by or on behalf of any employee benefit plan, together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account, do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Certificate Purchaser's state of domicile.

     (e)          Securities  Act.  Neither  such  Certificate Purchaser nor any
                  ---------------
Person authorized by such Certificate Purchaser to act on its behalf has offered or sold any interest in the Trust Estate, the Charter Trust, the Investment Trust or the Certificates, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither such Certificate Purchaser nor any Person authorized by such Certificate Purchaser to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Charter Trust, Investment Trust or the Certificates or in any similar security relating to the Drillship to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (f)          Litigation.  To such Certificate Purchaser's Actual Knowledge,
                  ----------
there is no action or proceeding pending or threatened to which the Charter Trustee, the Trust Estate or the Investment Trust is or will be a party before any court or arbitrator or Government Authority that, if adversely determined, would reasonably be expected to have a material adverse effect on the property, operations or financial condition of the Charter Trustee or the Investment Trust.

     (g)          No  Other  Documents.  Such  Certificate  Purchaser  has  not
                  --------------------
authorized, or voted to authorize, the Charter Trustee or the Investment Trust to execute any document, agreement or instrument other than the Transaction Documents to which either the Charter Trustee or the Investment Trust is or will be a party.

     SECTION  5.5     Representations  and  Warranties of the Trustees.  Each of
                      ------------------------------------------------
the Trustees in their respective individual capacities (and where indicated, as trustee) represents and warrants, severally and not jointly, to each of the other Participants as of the date hereof as follows:

     (a)          Due  Organization,  etc.  It  is  a  banking  corporation or a
                  -----------------------
Federal savings bank (as applicable), duly organized, validly existing and in good standing under the laws of the state of its incorporation or the United States (as applicable), has full corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it (individually or as trustee, as the case may be) is or will be a party and each other agreement, instrument and document to be executed and delivered by it (individually or as trustee, as the case may be) in connection with, or as contemplated by, each such Transaction Document to which it is or will be a party.

     (b)          Authorization;  No  Conflict.  The  execution,  delivery  and
                  ----------------------------
performance by it of each Transaction Document to which it (individually or as trustee, as the case may be) is or will be a party (i) is within its powers;
(ii) has been duly authorized by all necessary action; (iii) requires no Government Action by, or filing with, any Government Authority; (iv) does not contravene, or constitute a default under, any Applicable Law or its organizational documents, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon it (individually or as trustee); and (v) does not result in the creation, imposition or violation of any Lien on any of its assets (individually or as trustee).

     (c)          Enforceability, etc.  Each Transaction Document to which it is
                  -------------------
or will be a party (individually or as trustee, as the case may be) has been, or on or before the Closing Date or the Delivery Date on which such Transaction Document is to be signed will be, duly executed and delivered by it and each such Transaction Document to which it is a party constitutes, or upon execution and delivery will constitute, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as such enforceability may be limited or denied by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally, and (ii) general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (d)          Litigation.  There  is  no  action, suit or proceeding pending
                  ----------
or, to its knowledge (individually or as trustee, as the case may be) threatened to which it (individually or as trustee), or, in the case of the Investment
Trustee, the Investment Trust is or will be a party, before any court or arbitrator or any Government Authority that, if adversely determined, would reasonably be expected to materially and adversely affect the ability of it (individually or as trustee, as the case may be), or, in the case of the Investment Trustee, the Investment Trust to perform their respective obligations under each of the Transaction Documents to which it (individually or as trustee, as the case may be), or, in the case of the Investment Trustee, the Investment Trust is or is to be a party.

     (e)          Assignment.  It  has  not  assigned  or transferred any of its
                  ----------
right, title or interest in or under the Charter, the Completion Guaranty, the Construction Supervisory Agreement, the Drillship or the Collateral, except as expressly contemplated by the Transaction Documents.

     (f)          Securities  Act.  Neither  it (individually or as trustee) nor
                  ---------------
any Person authorized by it (individually or as trustee) to act on its behalf has offered or sold any interest in the Trust Estate, the Investment Trust or the Certificates, or in any similar security relating to the Drillship, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it (individually or as trustee) nor any Person authorized by it (individually or as trustee) to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate, the Investment Trust or the Certificates to the provisions of Section 5 of the Securities Act or require the qualification of any Transaction Document under the Trust Indenture Act of 1939, as amended.

     (g)          Chief Place of Business.  The Charter Trustee's chief place of
                  -----------------------
business and the office where the documents, accounts and records relating to the Drillship and the transactions contemplated by this Agreement and the other Transaction Documents are and will be kept is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. The Investment Trustee's chief place of business, chief executive office and the office where the documents, accounts and records relating to the Drillship and the transactions contemplated by this Agreement and the other Transaction Documents are and will be kept is located at 3773 Howard Hughes Parkway, Suite 300 North, Las Vegas, Nevada 89109.

     (h)          No Other Documents.  The Charter Trustee has not executed, and
                  ------------------
the Investment Trustee has not authorized, or voted to authorize, the Investment Trust to execute, any document, agreement or instrument other than the Transaction Documents to which either the Charter Trustee or the Investment Trust is or will be a party.

                                    SECTION 6

                        CERTAIN COVENANTS AND AGREEMENTS

     SECTION 6.1  Covenants  of  Deepwater.
                  ------------------------

     (a)          No  Other Business.  From the date hereof to the expiration or
                  ------------------
termination of the Charter Term, Deepwater shall not (i) engage in any business other than as expressly contemplated by the Transaction Documents, the Head Lease Documents (if any), the Drilling Contract or the Services Agreements; (ii) become a party to any agreement other than this Agreement, the other Transaction Documents, the Drilling Contract, the Drilling Contract Guaranty, the Services Agreements, the Construction Contract, the Construction Documents, the Head Lease Documents (if any), and any other agreements incidental to the performance of its obligations hereunder or thereunder; (iii) amend, modify or supplement the Drilling Contract, the Drilling Contract Guaranty, or the Services Agreements in any manner that would have an adverse effect on the rights or interests of the Charter Trustee, the Investment Trust or the Certificate Purchasers without the prior written consent of the Majority Certificate Purchasers; (iv) make any distributions to its Members so long as an Event of Loss has occurred or a Material Default or Event of Default has occurred and is continuing; or (v) incur any Indebtedness other than Permitted Indebtedness. Deepwater shall provide the Charter Trustee with substantially final drafts of any amendments, modifications or supplements to the Drilling Contract, the Drilling Contract Guaranty or the Services Agreements at least ten (10) Business Days prior to the effectiveness of such amendments, modifications or supplements.

     (b)          No  Profit-Sharing.  From the date hereof to the expiration or
                  ------------------
termination of the Charter Term, Deepwater shall not enter into any partnership, profit-sharing or royalty arrangement or other similar arrangement whereby Deepwater's income or profits are, or might be, shared with any other Person, or enter into any management contract or similar arrangement whereby its business or operations are managed by any other Person, in each case other than as provided in the Transaction Documents, the Head Lease Documents, the LLC Agreement, the Drilling Contract, the Services Agreements or any other agreement incidental to the performance of its obligations under the Transaction Documents; provided that, notwithstanding the foregoing, this Section 6.1(b) shall not prohibit profit-sharing arrangements made pursuant to a Plan maintained by Deepwater in accordance with Section 6.1(o).

     (c)          No  Merger.  Deepwater  shall not, from the date hereof to the
                  ----------
expiration or termination of the Charter Term, merge with any other entity or sell all or substantially all of its assets.

     (d)          No Subsidiaries.  Deepwater shall not, from the date hereof to
                  ---------------
the expiration or termination of the Charter Term, form, or cause to be formed, or own any interest in, any Subsidiaries.

     (e)          No  Abandonment.  Deepwater shall not, from the date hereof to
                  ---------------
the expiration or termination of the Charter Term, abandon or agree to abandon the Drillship other than a tender of an abandonment to an insurer in connection with obtaining payment from such insurer for an Event of Loss.

     (f)          Corporate  Existence,  Etc.  Deepwater  shall,  from  the date
                  ---------------------------
hereof to the expiration or termination of the Charter Term, do or cause to be done, in all material respects, all things necessary to preserve and keep in full force and effect its rights and powers and franchises as a limited liability company and its power and authority to perform its obligations under the Transaction Documents, including any necessary qualification or licensing in any foreign jurisdiction.

     (g)          Compliance  With  Laws.  Deepwater shall, from the date hereof
                  ----------------------
to the expiration or termination of the Charter Term, comply in all material respects with all Applicable Laws with respect to the conduct of its business and the ownership of its properties except in connection with a Permitted Contest.

     (h)          Change  of  Name  or Location.  Deepwater shall, from the date
                  -----------------------------
hereof to the expiration or termination of the Charter Term, furnish to the Administrative Agent and each Certificate Purchaser notice before any relocation of its chief executive officer, principal place of business or the office where it keeps its records concerning its accounts or change of its name, identity or limited liability structure.

     (i)          No  Disposition  of  the Drillship.  Deepwater shall, from the
                  ----------------------------------
date hereof to the expiration or termination of the Charter Term, not sell, contract to sell, assign, transfer, convey or otherwise dispose of or permit to be sold, assigned, leased, transferred, conveyed or otherwise disposed of the Drillship or any part thereof except as otherwise contemplated by the Transaction Documents.

     (j)          Brokers  Fees.  Deepwater  shall hold the Charter Trustee, the
                  -------------

Investment Trust, the Administrative Agent, and each Certificate Purchaser harmless from and against any claim, demand or liability for any brokers, finders, or placement fees or commissions incurred as a result of any action by Deepwater in connection with the transactions contemplated by the Transaction Documents, except for any such fee or commission included in Construction Costs; provided, that the covenant contained in this Section 6.1(j) shall not apply to any claim, demand or liability for any brokers, finders or placement fees or commissions: (i) due and payable to Bank of America; (ii) due and payable to any broker engaged by the Trustees, Investment Trust, Certificate Purchasers, Administrative Agent or Affiliate thereof; or (iii) due and payable to any broker retained after Deepwater's election of the Return Option pursuant to
Section  20.3  of  the  Charter.

     (k)          Notice  of Material Default, Event of Default or Environmental
                  --------------------------------------------------------------
Claim;  Other  Certificates.  If  a  Responsible Officer of Deepwater has Actual
---------------------------
Knowledge of a Material Default, Event of Default, Construction Period Event of Loss or Environmental Claim with respect to the Drillship (to the extent that Deepwater reasonably expects the cost to remediate or liability to be incurred with respect to all such Environmental Claims then outstanding to exceed $2,000,000 individually or in the aggregate), Deepwater shall promptly give notice thereof to each other party to this Agreement.

     Deepwater shall, upon the request of the Administrative Agent, (i) advise the Charter Trustee and the Administrative Agent in writing in reasonable detail of its response to any Environmental Claim with respect to the Drillship and
(ii) provide to the Administrative Agent prompt notice of the date and location of the next scheduled dry-docking, if any, of the Drillship prior to such date.

     If a default occurs and is continuing with respect to Deepwater's obligations under any Permitted Indebtedness of the type specified in clause
(iii) of the definition of Permitted Indebtedness, Deepwater shall notify the Trustees of such default promptly after Deepwater obtains Actual Knowledge of such default and, upon receiving such notice, either of the Trustees may cure such default at Deepwater's expense.

     Deepwater shall furnish to the Charter Trustee, the Investment Trust and the Administrative Agent (with copies for the Certificate Purchasers) within ninety (90) days after each anniversary of the Delivery Date, the annual confirmation of classification of the Drillship issued by the Classification Society, and at any other time upon the request of the Charter Trustee, copies of all certificates issued by the U.S. Coast Guard or the Classification Society with respect to the Drillship.

     (l)          Documentation of Drillship and Ship Mortgage.  Deepwater shall
                  --------------------------------------------
obtain a Permanent Patente from the Panamanian authorities and shall cause the Drillship to be duly permanently documented and the Ship Mortgage to be duly permanently recorded under the laws of Panama at least ten (10) Business Days before the end of six (6) months following the issuance of the Provisional Patente. In the event that a successor trustee to the Charter Trustee shall have been appointed pursuant to Section 5.10 of the Charter Trust Agreement and Section

12.18, or the Charter Trustee shall merge or consolidate with any Person in accordance with Section 5.12 of the Charter Trust Agreement and Section 12.18, Deepwater, at its sole expense, shall cause the Drillship to be provisionally documented (if the Head Lease Transaction has not been entered into) and the Ship Mortgage to be provisionally recorded under the laws of Panama in the name of any successor trustee within fifteen (15) Business Days of the receipt of written notice of any such appointment, merger or consolidation; provided that Deepwater shall not be deemed to be in violation of the covenant contained in this sentence to the extent that any delay in procuring such provisional documentation or recordation results from the failure of any of the Participants to execute any necessary documents or instruments promptly upon receipt from Deepwater or to take any other action necessary to effectuate such documentation or recording promptly upon request by Deepwater. Deepwater, at its sole expense, shall thereafter cause the Drillship to be duly permanently documented (if the Head Lease Transaction has not been entered into) and the Ship Mortgage to be duly permanently recorded at least 10 Business Days prior to the end of the six
(6)  months  following  the  issuance  of  the  provisional  documentation.

     (m)          Financial  Statements.  Deepwater  shall, from the date hereof
                  ---------------------
to the expiration or termination of the Charter Term, provide to the Charter Trustee and each Certificate Purchaser financial statements as follows:

          (i) for each fiscal year ended after December 31, 1997, within 90 days after the end of such fiscal year, annual financial statements including a statement of earnings, a statement of cash flows and a balance sheet of Deepwater for the fiscal year then ended prepared in conformity with GAAP, consistently applied, and audited by its independent outside auditors;

          (ii) for each fiscal quarter of Deepwater, within 45 days after the end of such fiscal quarter, unaudited financial statements, including a statement of earnings, a statement of cash flows and a balance sheet of Deepwater for the fiscal quarter then ended prepared in conformity with GAAP, consistently applied; and


          (iii) together with the financial statements required to be delivered under clauses (i) and (ii) above, a certificate from a member's representative of Deepwater certifying that no Material Default or Event of Default has occurred and is then continuing.

     (n)          Subordinated  Operating  Expenses.  Deepwater  shall, from the
                  ---------------------------------
date hereof to the expiration or termination of the Charter Term, maintain the Services Agreements in effect and shall ensure that to the extent that Operation and Maintenance Expenses incurred during each month of the Charter Term exceed the Unsubordinated Operating Expense Amount, such expenses shall be payable by Deepwater under the Services Agreements as Subordinated Operating Expenses. In the event that on any Charter Hire Payment Date there are insufficient funds in the Operating Account to pay all Subordinated Operating Expenses then due and payable in accordance with Section 3.4(b) of the Depository Agreement, Deepwater shall be entitled to issue Subordinated Debt to the Person to whom such Subordinated Operating

Expenses are due in the amount of such shortfall.

     (o)          Plans.  Deepwater  shall  not,  from  the  date  hereof to the
                  -----
expiration or termination of the Charter Term, maintain any Plan for the benefit of its employees; provided, however, that, notwithstanding the foregoing,
                     --------   -------
Deepwater may adopt one or more Plans for the benefit of its employees which are, in the aggregate, comparable to the Plans maintained by other employers engaged in the same or similar industry. With respect to any such Plan adopted by Deepwater:

          (i) such Plan shall be operated and administered by Deepwater in compliance with its terms and with the requirements of any and all Applicable Laws, in all material respects;

          (ii) no material liability pursuant to Titles I or IV of ERISA or the penalty or excise tax provisions of the Code shall be incurred; and

          (iii) no lien pursuant to Titles I or IV of ERISA or Section 412 of the Code shall be imposed on any of the rights, properties or assets of Deepwater.

     (p)          Y2K Compliance.  Deepwater shall use its best efforts to cause
                  --------------
the computer programs used as part of the OFE, when used in accordance with the pertinent user documentation and when the input to them is formatted in accordance with such documentation, to comply with the following: (i) such programs shall accurately and completely process (including but not limited to calculation, comparison and sequencing, and including without limitation leap year calculations) date-related data for dates prior to the year 2000, date-related data for dates after the year 1999, and date-related data for dates both before the year 2000 and after the year 1999; and (ii) such programs shall not, as a consequence of the change of centuries or the fact that data from more than one century is being processed, cause an abnormal termination of execution, an endless loop, incorrect values or invalid results, or otherwise fail to perform accurately and completely those functions set forth in such user documentation. All date-related data generated by or embodied in such programs shall include an indication of century.

     SECTION  6.2     Certain  Covenants  of the Charter Trustee, the Investment
                      ----------------------------------------------------------
Trustee  and  the Investment Trust.  Each of the Charter Trustee, the Investment
----------------------------------
Trustee and the Investment Trust, severally and not jointly, covenants as follows:

     (a)          Maintenance of Existence.  The Investment Trust shall maintain
                  ------------------------
its existence as a Delaware business trust and its qualification to do business in each jurisdiction in which the failure to have such a qualification may have a material adverse effect on the performance of its obligations under the Transaction Documents. The Charter Trustee shall maintain its existence and its qualification to do business in each jurisdiction in which the failure to have such qualification may have a material adverse effect on the performance of its obligations under the Transaction Documents.

     (b)          Indebtedness;  Other  Business.  Neither  the Investment Trust
                  ------------------------------
nor the Trustees shall contract for, create, incur or assume any Indebtedness, or enter into any business or other activity, other than pursuant to, or as contemplated by, the Transaction Documents and the Head Lease Documents.

     (c)          Change  of  Chief  Place of Business.  Each of the Trustees in
                  ------------------------------------
their respective individual capacities shall give prompt notice to Deepwater if any of the Investment Trust's or Trustees' chief place of business or chief executive office or the office where the records concerning the accounts or contract rights relating to the Drillship are kept, shall cease to be located at the address set forth in Section 12.3.

     (d)          No  Voluntary  Bankruptcy by Investment Trust.  The Investment
                  ---------------------------------------------
Trust shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for them or for all or any substantial part of its assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.

     (e)          No  Voluntary  Bankruptcy  by  Charter  Trustee.  The  Charter
                  -----------------------------------------------
Trustee, in its individual capacity or as trustee, shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it, its debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.

     (f)          No Voluntary Bankruptcy by Investment Trustee.  The Investment
                  ---------------------------------------------
Trustee, in its individual capacity or as trustee, shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it, its debts, the Investment Trust or the Investment Trust's debts, (ii) seek appointment of a receiver, trustee, custodian or other similar official for all or any substantial part of its or the Investment Trust's assets or property or (iii) take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 6.2.

     (g)          No Sale of Drillship.  Neither the Trustees nor the Investment
                  --------------------
Trust shall transfer all or any of its interest in the Drillship or the Transaction Documents except as expressly permitted in the Transaction Documents.

     (h)          Trust Agreements.  Without prejudice to any right of either of
                  ----------------
the Trustees under the Trust Agreements to resign as trustee, or the right of the Certificate Purchasers under the Trust Agreements to remove either of the Trustees as trustee, and in each case subject to the terms of the Transaction Documents, neither the Trustees nor the Investment

Trust shall (i) terminate or revoke the trusts created by the Trust Agreements before the later of the expiration or termination of the Charter or the payment in full of the obligations under the Certificates, (ii) amend, modify, supplement, terminate or revoke or otherwise modify any provision of any Transaction Document (other than the Ship Mortgage) or any Head Lease Document in any manner that would have an adverse effect on the rights or interests of Deepwater without the prior written consent of Deepwater, or (iii) amend, modify or supplement the Ship Mortgage without Deepwater's prior written consent.

     (i)          Liens.  Neither  Trustee  (in  its  individual  capacity or as
                  -----
trustee) shall create or suffer to exist (and shall discharge promptly) any Trust Lien; provided, however, that such Trustee shall not be required to remove
            --------  -------
a Trust Lien if it is being contested pursuant to a Permitted Contest and is bonded to the satisfaction of Deepwater.

     (j)          Change  of  Jurisdiction of the Trustees.  Neither Trustee (in
                  ----------------------------------------
its individual capacity) shall (i) without sixty (60) days' prior written notice to Deepwater and the Participants, change its jurisdiction of incorporation or organization (individually or as trustee) or (ii) change the jurisdiction of the Investment Trust or the trust created by the Charter Trust Agreement, in any case, without the consent of Deepwater and the Administrative Agent.

     (k)          Quiet Enjoyment.  So long as no Charter Event of Default shall
                  ---------------
have occurred and be continuing and Deepwater shall have received no notice thereof, neither the Investment Trustee (in its individual and trustee capacities) nor the Investment Trust shall take any action to interfere with or otherwise disturb Deepwater's, its agents' or its permitted subcharterers' full use and possession of the Drillship or do or cause to be done any act which would deprive Deepwater, its agents, or its permitted subcharterers of the full use and possession of the Drillship on the terms provided for in the Transaction Documents.

     SECTION 6.3  Covenants  of  the  Certificate  Purchasers.
                  -------------------------------------------

     Each Certificate Purchaser, individually and not jointly, covenants as follows:

     (a)          Trust  Agreements.  Without  prejudice  to  any  right  of the
                  -----------------
Trustees under the Trust Agreements to resign as Trustees, or the right of the Certificate Purchasers under the Trust Agreements to remove the Trustees, and in each case subject to the terms of the Transaction Documents, such Certificate Purchaser hereby agrees with Deepwater (i) not to terminate or revoke the trusts created by the Trust Agreements before the later of the expiration or termination of the Charter Term or the payment in full of the obligations under the Certificates, and (ii) not to amend, modify, supplement, terminate or revoke or otherwise modify any provision of any Transaction Document or any Head Lease Document in any manner that would have an adverse effect on the rights or interests of Deepwater without the prior written consent of Deepwater; provided, however, that the consent requirement contained in clause (ii) of this Section 6.3(a) shall only apply to amendments, supplements revocations or other modifications which can be made legally effective without Deepwater's execution.

     (b)          Compliance  by  Charter Trustee and Investment Trust.  Subject
                  ----------------------------------------------------
to the terms of Section 12.13, each of the Certificate Purchasers agrees that it shall not instruct, or vote to instruct, the Charter Trustee or the Investment Trust to take any action inconsistent with, contrary to or in violation of the Transaction Documents or the Charter Trustee's or the Investment Trust's obligations thereunder, and each of the Certificate Purchasers agrees that it shall instruct, or vote to instruct, the Investment Trust and the Charter Trustee to take any affirmative action necessary to satisfy the Investment Trust's and the Charter Trustee's obligations under the Conoco Drilling Consent (including any obligation to enter into an assumption agreement, replacement drilling contract or similar arrangement in accordance with the terms of the Conoco Drilling Consent).

     (c) Each of the Certificate Purchasers agrees that it shall not create or suffer to exist (and shall discharge promptly) any Certificate Purchaser Lien attributable to it; provided, however, that no Certificate
                                        --------   -------
Purchaser shall be required to remove a Certificate Purchaser Lien attributable to it if it is being contested pursuant to a Permitted Contest and is bonded to the satisfaction of Deepwater.

     (d)          No  Voluntary  Bankruptcy.  Each of the Certificate Purchasers
                  -------------------------
agrees that it shall not (i) commence any case, proceeding or other action under any existing or future law, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to the Charter Trustee's or Investment Trust's debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for the Charter Trustee or the Investment Trust or for all or any substantial part of either or both of their assets or property and each of the Certificate Purchasers shall not take any action in furtherance of, or indicating its consent to, approval of, any of the acts set forth in this Section 6.3 (d).

     (e)          Quiet  Enjoyment.  Each  of  the Certificate Purchasers agrees
                  ----------------
that so long as no Charter Event of Default shall have occurred and be continuing and Deepwater shall have received no notice thereof, such Certificate Purchaser shall not take any action to interfere with or otherwise disturb Deepwater's, its agents' or its permitted subcharterers' full use and possession of the Drillship or do or cause to be done any act which would deprive Deepwater, its agents, or its permitted subcharterers of the full use and possession of the Drillship on the terms provided for in the Transaction Documents.

     SECTION  6.4     Covenants  of  the Members.  As the sole obligation of the
                      --------------------------
Members under this Agreement, each of the Members, severally and not jointly, covenants as follows:

     (a)          Bankruptcy.  Such Member agrees that it shall not (i) commence
                  ----------
any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to Deepwater or its debts; (ii) seek appointment of a receiver, trustee, custodian or other similar official for Deepwater or for all or any substantial part of its property; or (iii) vote its interest as a member of Deepwater to, or to otherwise, cause Deepwater to file a voluntary petition in bankruptcy or an answer seeking reorganization in a proceeding under any bankruptcy, insolvency or similar laws or an answer admitting the material obligations of a petition filed against Deepwater in any such proceeding.

     (b)          No  Amendment to LLC Agreement.  Other than in connection with
                  ------------------------------
a transfer of an ownership interest permitted by Section 6.4(c) or a transaction permitted by Section 6.1(c), such Member agrees that it will not amend the LLC
Agreement as in effect on the Closing Date, in a manner that has an adverse effect on the rights or interests of the Trustees, the Investment Trust, the Certificate Purchasers, or their respective rights under the Transaction Documents or the obligations of Deepwater thereunder, in each case, without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld.

     (c)          Maintenance  of Membership Interests.  Such Member agrees that
                  ------------------------------------
it shall not sell, assign or transfer any of its interest in Deepwater if the result of such sale, assignment or transfer is to cause the aggregate membership interests in Deepwater of such Member and its Affiliates to be less than 40% of all of the Membership interests in Deepwater.

     (d)          Compliance  by  Deepwater.  Subject  to  the  terms of Section
                  -------------------------
12.13, such Member agrees that it shall not instruct Deepwater to take any action inconsistent with, contrary to or in violation of the Transaction Documents or Deepwater's obligations thereunder.

     SECTION 6.5  Hedging  Agreements.  On or prior to the Delivery Date, if
                  -------------------
Deepwater has arranged for one or more interest rate swaps in an aggregate notional principal amount of up to $185,000,000 in substantially the form of Exhibit S-1 hereto (the "Hedging Agreements") to be entered into by one or more
                          ------------------
Hedging Agreement Counterparties, then upon the written request from Deepwater the Charter Trustee shall enter into such Hedging Agreements and, concurrently therewith, Deepwater and the Charter Trustee shall enter into one or more matching interest rate swaps in substantially the form of Exhibit S-2 hereto (the "Deepwater Hedging Agreements"); provided that, at the time the Hedging
       ------------------------------
Agreements are entered into, each of the Hedging Agreement Counterparties shall be a Certificate Purchaser or an Affiliate thereof and each of the Hedging Agreement Counterparties shall have executed acknowledgements to the Depository Agreement, the Charter Trustee Assignment and any other appropriate Transaction Document. The Charter Trustee is hereby instructed and agrees to deposit all amounts owed to Deepwater under the Deepwater Hedging Agreements (the "Deepwater
                                                                       ---------
Hedge  Payments")  and all amounts paid to the Charter Trustee under the Hedging
---------------
Agreements (x) into the Trustee's Account pursuant to Section 2.10 or (y) with the Depository to be applied pursuant to the Depository Agreement, as applicable. All Deepwater Hedge Payments deposited pursuant to the preceding sentence shall satisfy, to the extent so deposited, the obligations of the Charter Trustee under the Deepwater Hedging Agreements. All payments made to the Hedging Agreement Counterparties of amounts owed to the Hedging Agreement Counterparties under the Hedging Agreements pursuant to the Depository Agreement shall satisfy the corresponding obligations of Deepwater under the Deepwater Hedging Agreements. If a Responsible Officer of Deepwater has Actual Knowledge of an Event of Default, Construction Period Event of Loss or Event of Loss, Deepwater shall promptly give notice thereof to each of the Hedging Agreement Counterparties.

In addition, Deepwater shall provide to each of the Hedging Agreement Counterparties a copy of any notice of its election to exercise its Construction Period Purchase Right under Section 6.3 of the Construction Supervisory Agreement or its election of its Special Purchase Right under Section 16.4 of the Charter. The Charter Trustee shall provide to each of the Hedging Agreement Counterparties a copy of any notice given to Deepwater under Article XVI of the Charter.

     SECTION  6.6     Purchase  Obligation.  Notwithstanding any other provision
                      --------------------
of this Agreement or any other Transaction Document, in the event that the Day Rate Commencement Date has not occurred on or before the Outside Day Rate Commencement Date, Deepwater shall be obligated to purchase the Charter Trustee's and Investment Trust's rights in and to the Drillship on the first Business Day after the Outside Day Rate Commencement Date for an amount equal to the Certificate Purchaser Balance plus all accrued and unpaid Certificate Return as of the date of payment, plus all amounts then due and owing by Deepwater under the Transaction Documents. Deepwater shall pay all such amounts in immediately available funds on the first Business Day after the Outside Day Rate Commencement Date. Nothing contained in this Section 6.6 shall be deemed to extend the Outside Day Rate Commencement Date. Upon payment of all such amounts, the Charter and the Construction Supervisory Agreement shall terminate and the Trustees, the Investment Trust and the Certificate Purchasers shall convey all of their right, title and interest in and to the Drillship (including their rights under the Construction Contract or the Head Lease Documents, if
any), free and clear of the Ship Mortgage, all Trust Liens and Certificate Purchaser Liens and otherwise "as is," "where is", without recourse or warranty (except as to the absence of Trust Liens and Certificate Purchaser Liens), to Deepwater, and Deepwater shall have no further obligation under the Charter or the Construction Supervisory Agreement immediately upon such payment.

     SECTION  6.7     Charter  Extension  Option.  In  the  event that Deepwater
                      --------------------------
elects the Charter Extension Option in accordance with Section 20.2 of the Charter, Deepwater may, in its sole discretion, elect to replace any Certificate Purchaser that does not submit an offer to extend or whose offer to extend is rejected by Deepwater by having a Replacement Certificate Purchaser purchase such non-consenting Certificate Purchaser's interest in accordance with this Agreement. Replacement of a Certificate Purchaser by a Replacement Certificate Purchaser shall be subject to the Certificate Purchaser Replacement Conditions.

     SECTION  6.8     Excessive  Use Indemnity.  In the event that (a) Deepwater
                      ------------------------
elects the Return Option and (b) after paying to the Charter Trustee all amounts due under Section 20.3 of the Charter, including Net Sales Proceeds and the Residual Guarantee Amount, the Charter Trustee has not received sufficient funds to reduce the Certificate Purchaser Balance to zero, then Deepwater shall deliver a report from an independent appraiser acceptable to the Required Certificate Purchasers establishing whether or not the decline in the fair market value of the Drillship from the anticipated fair market value of the Drillship as of the Scheduled Charter Expiration Date in the Appraiser's report delivered pursuant to Section 3.2(f) was due to wear and tear on the Drillship in excess of ordinary wear and tear. Deepwater shall pay to the Charter

Trustee promptly after receipt of such report an amount equal to the amount, if any, of the decline in the fair market value of the Drillship that the appraiser has attributed to such excess wear and tear; provided, however, that the amount owed by Deepwater pursuant to this Section 6.8 shall in no event exceed the amount of funds necessary to reduce the Certificate Purchaser Balance to zero and to pay all accrued and unpaid Certificate Return after Deepwater's payment of all amounts due under Section 20.3 of the Charter. The appraiser's determination shall be absolute and final and not contested by any of the parties hereto, absent manifest error.

                                    SECTION 7

                               CERTAIN PROCEDURES

     SECTION  7.1     Illegality.  If  after  the  date  of  this  Agreement the
                      ----------
adoption of any Applicable Law, or any change in any Applicable Law, or in the interpretation or administration by any central bank or other Government Authority of any Applicable Law, has made it unlawful, or it is asserted by any central bank or other Government Authority that it is unlawful, for any Certificate Purchaser or its Applicable Office to make Base Rate Advances (an "Illegality Event") then, on written notice thereof by such Certificate
 -----------------
Purchaser to Deepwater and the Charter Trustee, any obligation of such Certificate Purchaser to make Base Rate Advances shall be suspended to the extent necessary to comply with any such Applicable Law until such Certificate Purchaser notifies the Charter Trustee and Deepwater that such Illegality Event no longer exists.

     If an Illegality Event occurs, upon written notice of such Illegality Event from the affected Certificate Purchaser to Deepwater (with a copy to the Charter Trustee), all Base Rate Advances of that Certificate Purchaser then outstanding shall automatically be converted to an Alternate Rate Advance, either on the last day of the Return Period thereof, if the Certificate Purchaser may lawfully continue to maintain such Base Rate Advances to such day, or immediately, if the Certificate Purchaser may not lawfully continue to maintain such Base Rate Advance.

     If the obligation of any Certificate Purchaser to make or maintain Base Rate Advances has been terminated or suspended in accordance with this Section 7.1, Deepwater may elect, by giving notice to such Certificate Purchaser through the Charter Trustee or the Investment Trust that all Advances which would otherwise be made by such Certificate Purchaser as Base Rate Advances shall be made instead as Alternate Rate Advances.

     Before giving any notice to Deepwater, the Charter Trustee or the Investment Trust under this Section 7.1, the affected Certificate Purchaser shall designate a different Applicable Office with respect to its Base Rate Advances if such designation will avoid or cure the Illegality Event and will not, in the judgment of the Certificate Purchaser, be illegal or otherwise disadvantageous to the Certificate Purchaser.

     SECTION  7.2     Increased  Costs  and Reduction of Return.  (a)  If due to
                      -----------------------------------------
either (i) the adoption of or any change in or in the interpretation by any Government Authority of any law or regulation or (ii) the compliance by any Certificate Purchaser with any guideline or request from any central bank or other Government Authority (whether or not having the force of law), any Certificate Purchaser becomes subject to any Tax, duty or other charge (other than Taxes for which indemnification is provided under Section 10.4) such that there shall be any increase in the cost to any Certificate Purchaser of agreeing to make or making, funding or maintaining any Base Rate Advances, then, subject to Section 7.6, Deepwater shall be liable for, and shall from time to time, upon written demand from such Certificate Purchaser (with a copy of such demand to be sent to the Charter Trustee), pay to the Charter Trustee for the account of such Certificate Purchaser, additional amounts equal to the amount of such increased costs.

     (b) If (i) the adoption of any Applicable Law relating to the adequacy of the Certificate Purchaser's capital, (ii) any change in any such Applicable Law, (iii) any change in the interpretation or administration of any such Applicable Law by any central bank or other Government Authority charged with the interpretation or administration thereof, or (iv) compliance by the Certificate Purchaser (or its Applicable Office) or any corporation controlling the Certificate Purchaser with any such Applicable Law, affects or would affect the amount of capital required or expected to be maintained by the Certificate Purchaser or any corporation controlling the Certificate Purchaser such that the return on capital of such Certificate Purchaser is reduced as a consequence of such Certificate Purchaser's Commitment or obligations under this Agreement to a level below that which such Certificate Purchaser could have achieved but for such adoption or change (taking into consideration such Certificate Purchaser's or such corporation's policies with respect to capital adequacy and such Certificate Purchaser's reasonably expected return on capital), then upon written notice from such Certificate Purchaser to Deepwater (with a copy to the Charter Trustee) Deepwater shall, subject to Section 7.6, pay to the Certificate Purchaser additional amounts sufficient to compensate the Certificate Purchaser for such reduction in return.

     (c) A Certificate Purchaser affected by a change as described in subparagraphs (a) or (b) shall, pursuant to Section 7.6, deliver to Deepwater and the Charter Trustee as promptly as practicable a certificate setting forth in reasonable detail the amount actually imposed or assessed on payments made under the Certificates in the case of the occurrence of an event described in
Section 7.2(a) or (b), setting forth in reasonable detail such increased amounts or the amount required to compensate such Certificate Purchaser for such reduced return and the basis for the determination of such amounts.

     SECTION 7.3  Funding  Losses.  Deepwater  shall  reimburse  each
                  ---------------
Certificate Purchaser and hold each Certificate Purchaser harmless from any direct loss or expense (as opposed to consequential loss or expense) which the Certificate Purchaser may sustain or incur as a consequence of: (a) the failure of Deepwater to make on a timely basis any payment which it is required to make under the Transaction Documents which is to be applied to the payment of principal of any Base Rate Advance; (b) the failure of Deepwater to accept the proceeds of any

Advance; (c) the failure of Deepwater to accept, continue or convert the proceeds of an Advance paid to the Charter Trustee by a Certificate Purchaser after Deepwater has given (or is deemed to have given) an Advance Request; (d) the failure of Deepwater to make any payment which it is required to make under the Transaction Documents which is to be applied to the prepayment of an Advance in accordance with any notice delivered pursuant to this Agreement or any Transaction Document; (e) the prepayment or other payment (including after acceleration thereof) of a Base Rate Advance on a day that is not the last day of the relevant Return Period, or (f) the automatic conversion of any Base Rate Advance to an Alternate Rate Advance on a day that is not the last day of the relevant Return Period, including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Base Rate Advances or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by Deepwater to the Certificate Purchasers under this Section 7.3 and under Sections 2.4 and 2.8, each Base Rate Advance made by the Certificate Purchaser (and each related reserve, special deposit or similar requirements) shall be conclusively deemed to have been funded at the LIBOR used in determining the Certificate Return Rate for such Base Rate Advance by a matching deposit or other borrowing in the interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such Base Rate Advance is in fact so funded.

     SECTION  7.4     Inability  to  Determine Rates.  If the Charter Trustee or
                      ------------------------------
the Required Certificate Purchasers determine that for any reason adequate and reasonable means do not exist for determining the Base Rate for any requested Return Period with respect to a proposed Base Rate Advance by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, the Charter Trustee will promptly so notify Deepwater and each Certificate Purchaser. Thereafter, the obligation of the Certificate Purchasers to make or maintain Base Rate Advances hereunder shall be suspended until the Charter Trustee, upon the instruction of the Required Certificate Purchasers, revokes such notice in writing. Upon receipt of such notice, Deepwater may revoke any Advance Requests then submitted by it. If Deepwater does not revoke any such Advance Request, the Certificate Purchasers shall make, convert or continue the Advances, as proposed by Deepwater, in the amount specified in the applicable notice submitted by Deepwater, but such Advances shall be made, converted or continued as Alternate Rate Advances instead of Base Rate Advances.

     SECTION  7.5     Reserves  on Base Rate Advances.  If after the date hereof
                      -------------------------------
any Certificate Purchaser shall be required under regulations of the Federal Reserve Board or any other applicable Government Authority to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), Deepwater
                                           ------------------------
shall pay to such Certificate Purchaser additional costs on the unpaid principal amount of each Base Rate Advance equal to the actual costs of such reserves maintained and allocated to such Advance by the Certificate Purchaser, payable on each date on which interest is payable on such Advance, provided Deepwater shall have received at least 15 days' prior written notice (with a copy to the Charter Trustee) of such additional Certificate Return from the Certificate Purchaser. If a Certificate Purchaser fails to give notice 15 days prior to the relevant Payment Date, such additional Certificate Return shall be payable 15 days from receipt of such notice.

     SECTION  7.6     Certificates  of  Certificate Purchasers.  Any Certificate
                      ----------------------------------------
Purchaser claiming reimbursement or compensation under this Section 7 shall deliver to Deepwater (with a copy to the Charter Trustee) a certificate setting forth in reasonable detail the amount payable to the Certificate Purchaser hereunder and the basis for the determination of such amount and such certificate shall be conclusive and binding on Deepwater in the absence of manifest error. Deepwater shall not be obligated to compensate any Certificate Purchaser for any costs incurred more than 120 days before the date on which such Certificate Purchaser first notifies Deepwater of its intent to make such a claim or it notifies Deepwater of an event that entitles it to compensation.

     SECTION  7.7     Substitution  of  Certificate  Purchasers;  Change  in
                      ------------------------------------------------------
Applicable  Office;  Prepayments.  Upon  the  receipt  by  Deepwater  from  any
--------------------------------
Certificate  Purchaser  (an  "Affected  Certificate  Purchaser")  of a claim for
                              --------------------------------
compensation under Section 7.2, Deepwater may: (i) request the Affected Certificate Purchaser to use its commercially reasonable efforts to obtain a replacement bank or financial institution satisfactory to Deepwater (a "Substitute Certificate Purchaser") to acquire and assume all or a ratable part
 ---------------------------------
of all of such Affected Certificate Purchaser's Advances and Commitment so long as the Affected Certificate Purchaser is paid its Certificate Purchaser Amount, accrued and unpaid Certificate Return and any other accrued and unpaid amount owed to it by Deepwater under the Transaction Documents; (ii) request one more of the other Certificate Purchasers to acquire and assume all or part of such Affected Certificate Purchaser's Advances and Commitment; (iii) designate a Substitute Certificate Purchaser and require the Affected Certificate Purchaser to transfer all of its Advances and Commitments to such Substitute Certificate Purchaser; (iv) request the Affected Certificate Purchaser to designate a different Applicable Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not be illegal or otherwise disadvantageous to the Affected Certificate Purchaser; or (v) make payments to the Charter Trustee which are equal to the amounts necessary for the Charter Trustee to prepay all or a portion of the Certificate Purchaser Amount of the Affected Certificate Purchaser, together with accrued and unpaid Certificate Return attributable to the amount being prepaid. The Affected Certificate Purchaser shall take any commercially reasonable actions necessary to carry out a request or election made by Deepwater in accordance with this Section 7.7 at Deepwater's sole cost and expense. Any designation of a Substitute Certificate Purchaser under this Section 7.7 shall be subject to the prior written consent of the Administrative Agent which consent shall not be unreasonably withheld, delayed or conditioned.

     SECTION  7.8     Legal  and Tax Representation.  Deepwater acknowledges and
                      -----------------------------
agrees that none of the Trustees, the Investment Trust, the Agents or any Certificate Purchaser has made any representation or warranty concerning the tax, accounting or legal characteristics of the Charter or any of the other Transaction

Documents, and that Deepwater has obtained and relied on such tax, accounting and legal advice regarding the Charter and the other Transaction Documents as its deems appropriate. Each of the Charter Trustee, Investment Trust and each Certificate Purchaser acknowledges and agrees that it has obtained and relied on the Transaction Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding the Charter and the other Transaction Documents as it deems appropriate.

     SECTION  7.9     Failure of a Certificate Purchaser to Fund.  If an Advance
                      ------------------------------------------
is to be made in accordance with the terms and conditions hereof and if the Charter Trustee determines that any Certificate Purchaser (each such Certificate Purchaser a "Defaulting Certificate Purchaser") will not make available all or a
             --------------------------------
portion  of  its Commitment Percentage of such Advance (the "Defaulted Amount"),
                                                             ----------------
the Charter Trustee shall promptly so notify Deepwater and each other Certificate Purchaser (each, a "Non-Defaulting Certificate Purchaser") and shall
                                ------------------------------------
specify the additional amounts required to be funded by each such Non-Defaulting Certificate Purchaser pursuant to this Section 7.9. Each such Non-Defaulting
Certificate Purchaser as soon as practical after receipt of notice but not before the Advance Date, shall transfer to the Charter Trustee and the Investment Trust, as applicable, in immediately available funds, its pro rata share of the Defaulted Amount, determined in the same proportion that such Non-Defaulting Certificate Purchaser's Commitment bears to the aggregate Commitments of all such Non-Defaulting Certificate Purchasers; provided, that such amount, together with all amounts previously funded by each such Non-Defaulting Certificate Purchaser, shall not exceed such Non-Defaulting Certificate Purchaser's Commitment; provided, further, that any funds advanced
                                      --------  -------
to  the  Investment  Trust by any Certificate Purchaser pursuant to this Section
7.9 shall be advanced to the Charter Trustee. If the Defaulted Amount cannot be fully funded by the Non-Defaulting Certificate Purchasers, the Charter Trustee shall so notify Deepwater and the Non-Defaulting Certificate Purchasers and give to all such Non-Defaulting Certificate Purchasers the opportunity to increase their respective Commitments by notice in writing to the Charter Trustee; provided, that should the aggregate proposed increased Commitments by one or more Non-Defaulting Certificate Purchasers exceed the Defaulted Amount, the Charter Trustee shall increase the Commitments of the participating Non-Defaulting Certificate Purchasers on a pro-rata basis in accordance with the respective amounts by which such Non-Defaulting Certificate Purchasers have offered to participate, it being understood that in no event shall the aggregate amount funded by any Certificate Purchaser exceed the amount of such Certificate Purchaser's Commitment after giving effect to any increase in such Commitment pursuant to this sentence. If the Non-Defaulting Certificate Purchasers do not increase their commitments by an amount sufficient to fund the entire Defaulted Amount, then Deepwater shall have the right to elect to fund any such shortfall and shall thereafter be deemed to be a Certificate Purchaser for all purposes of the Transaction Documents and shall be entitled to receive yield on the amount so funded in an amount equal to the applicable Certificate Return; provided,
                                                                       --------
however,  that  Deepwater  shall not be deemed to be a Certificate Purchaser for
-------
purposes  of  the  definitions of "Required Certificate Purchasers" or "Majority
                                   -------------------------------      --------
Certificate Purchasers".  Notwithstanding anything contained in this Section 7.9
----------------------
to the contrary, if Deepwater elects to fund a shortfall in accordance with this
Section 7.9, Deepwater shall not be obligated to make any subsequent Advances (including any subsequent Advances with respect to any Defaulting Certificate

Purchaser).

     In the event of any funding of all or a portion of the Defaulted Amount by the Non-Defaulting Certificate Purchasers, the following rules shall apply notwithstanding any other provision in any Transaction Document:

          (i) The Commitment of the Defaulting Certificate Purchaser shall be decreased in an amount equal to the total aggregate increase, if any, in the Commitments of the Non-Defaulting Certificate Purchasers pursuant to this Section 7.9 and the Commitment Percentages of the Certificate Purchasers shall be revised accordingly; provided, that nothing shall preclude any party from pursuing any rights or remedies it may have against the Defaulting Certificate Purchaser in connection with its failure to make an Advance;

          (ii) The Defaulting Certificate Purchaser shall be obligated to fund any Advances occurring after its default based upon its revised Commitment Percentage, if the Commitment Percentages are revised in accordance with the immediately preceding clause (i); and to the extent that the Commitment Percentage of any Defaulting Certificate Purchaser shall not be so revised, the Charter Trustee may thereafter call upon such Defaulting Certificate Purchaser to fund a share of one or more future Advances in an amount greater than such Defaulting Certificate Purchaser's Commitment Percentage so that the aggregate amount disbursed by such Defaulting Certificate Purchaser shall equal (after giving effect to such Advance or Advances) its original Commitment Percentage of the aggregate amount of all Advances then made by all Certificate Purchasers;

          (iii) A Defaulting Certificate Purchaser shall not have the right to fund its Defaulted Amount without the written consent of Deepwater and then only to the extent such Defaulted Amount has not been funded by the Non-Defaulting Certificate Purchasers in a manner that resulted in a decrease in such Defaulting Certificate Purchaser's Commitment Percentage;

          (iv) If and to the extent that the Defaulted Amount is not funded in full by the Non-Defaulting Certificate Purchasers, the Charter Trustee, after providing written notice thereof to Deepwater, may delete funds from the Advance Request so that the total Advance specified in the Advance Request equals the aggregate revised fundings for the Advance Date and shall so notify all Certificate Purchasers thereof; and

          (v) The Non-Defaulting Certificate Purchasers shall not be responsible for any damages suffered by Deepwater or any of Deepwater's Affiliates as a result of the Defaulting Certificate Purchaser's failure to so fund. The Defaulting Certificate Purchasers shall not be responsible for any consequential or special damages suffered by Deepwater or any of Deepwater's Affiliates as a result of its failure to fund.

                                    SECTION 8


                          PAYMENT OF CERTAIN EXPENSES

     SECTION  8.1     Transaction Expenses.  If the transactions contemplated by
                      --------------------
this Agreement to occur on the Closing Date are consummated, Deepwater shall pay promptly all Transaction Expenses incurred in connection with the negotiation, execution and delivery of this Agreement and the other Transaction Documents on the Closing Date and the consummation of the other transactions contemplated hereby and thereby to occur on (or in connection with) the Closing Date and on (or in connection with) the Delivery Date as and when they become due. Deepwater may pay any such Transaction Expenses out of the proceeds of Advances made available to Deepwater in accordance with Section 2; provided, that
                                                                  --------
Deepwater may not pay Transaction Expenses in connection with the Closing Date in excess of $2,800,000 out of proceeds of Advances other than the final Advance.

     SECTION  8.2     Transaction  Expenses  if  Closing does not Occur.  If the
                      -------------------------------------------------
transactions contemplated by this Agreement to occur on the Closing Date are not consummated for any reason Deepwater shall promptly pay all of the Transaction Expenses submitted to Deepwater as they become due.

     SECTION  8.3     On-Going Expenses.  Deepwater shall, promptly upon demand,
                      -----------------
pay or reimburse the Charter Trustee, the Investment Trust, the Certificate Purchasers, the Agents or the other Persons entitled thereto for all other out-of-pocket expenses (including counsel fees) reasonably incurred in connection with: (a) entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Transaction Documents, to the extent required by the terms of the Transaction Documents, the Head Lease Documents, the Services Agreements, the Drilling Contract or the Drilling Contract Guaranty, or requested or consented to by Deepwater (whether or not consummated); (b) the negotiation and documentation of any restructuring or "workout" whether or not consummated, of any Transaction Document to the extent requested or consented to by Deepwater; (c) the enforcement, attempted enforcement or preservation of the rights or remedies under the Transaction
Documents, the Services Agreements, the Drilling Contract or the Drilling Contract Guaranty; (d) further assurances requested by Deepwater pursuant to
Section 12.11; (e) any transfer by the Charter Trustee, the Investment Trust or any Certificate Purchaser of any interest in the Transaction Documents during the continuance of an Event of Default; (f) the ongoing fees (if any) and expenses of the Agents, the Trustees and the Depository pursuant to separate agreements entered into by Deepwater with such Persons; and (g) the costs and expenses associated with the Delivery Date or any Advance Date, including fees and expenses of U.S. and Panamanian counsel, recordation and recording fees and all other out-of-pocket expenses of the parties hereto in connection with the Delivery Date and the transactions contemplated herein (provided, that Deepwater
                                                        --------
shall only be responsible for fees and expenses of one U.S. counsel and one Panamanian counsel for all of the Certificate Purchasers, the Agents, the Trustees and the Investment Trust).

                                    SECTION 9

                  RESTRICTIONS ON TRANSFERS; CHANGE OF CONTROL

     SECTION  9.1     Restrictions on the Certificate Purchasers.  A Certificate
                      ------------------------------------------
Purchaser may transfer all or a portion of its interest in its Series A Trust Certificate and its Investment Trust Certificate with the prior written consent of Deepwater, to a transferee that has executed an Assignment and Assumption Agreement in substantially the form of Exhibit R hereto, by which such transferee assumes the duties and obligations of the transferring Certificate Purchaser under the Transaction Documents; provided, however, that no consent of Deepwater will be required to transfer all or a portion of a Certificate Purchaser's interest in its Series A Trust Certificate and its Investment Trust Certificate if the following conditions shall be satisfied:

     (a) such transfer shall be in respect of an aggregate outstanding Certificate Purchaser Amount at least equal to the lesser of $5,000,000 and such Certificate Purchaser's then outstanding Certificate Purchaser Amount;

     (b) if the transferee is an Affiliate of a Certificate Purchaser and does not otherwise qualify under clause (c) below, such Certificate Purchaser shall have unconditionally and irrevocably guaranteed the payment and performance obligations of the transferee;

     (c) if the transferee is an Affiliate of a Certificate Purchaser, such transferee shall have a capital and surplus of at least $250 million or a tangible net worth at least equal to $100 million; or

     (d) if the transferee is not an Affiliate of a Certificate Purchaser, the transferee, or a party unconditionally and irrevocably guaranteeing the payment and performance obligations of the transferee pursuant to a guaranty in form and substance satisfactory to Deepwater, shall meet the following criteria:

          (i) the transferee or guarantor shall have a capital and surplus of at least $400 million or a net worth of at least $150 million;

          (ii) each of the transferee and the guarantor of the payment and performance obligations of the transferee, if any, is an institutional investor;

          (iii) Deepwater, Conoco and R&B have not previously been involved in material litigation with the proposed transferee or guarantor, if any, and are not currently involved in material litigation proceedings with the proposed transferee or guarantor, if any;

          (iv) on the date of such transfer the transferee shall provide evidence satisfactory to Deepwater that it is not subject to or is exempt from United States withholding taxes;

          (v) neither such transferee nor any of its Affiliates is a Competitor; and

          (vi) on the date of such transfer, the transferee shall certify, in writing, that no facts exist that would permit such transferee to make a claim against Deepwater for increased costs, indemnities or other additional amounts under Section 7.

     Any transfer of an interest in a Series A Trust Certificate or an Investment Trust Certificate by a Certificate Purchaser in violation of the foregoing restrictions shall be null and void, and the transferor and any guarantor thereof shall remain liable under the Transaction Documents. A Certificate Purchaser that intends to transfer an interest in its Series A Trust Certificate or Investment Trust Certificate (including a sale of a participation in any such Certificate pursuant to Section 3.8(h) of the Trust Agreement or
Section 3.8(h) of the Investment Trust Agreement, respectively, or a pledge thereof) must transfer the same percentage interest in both its Series A Trust Certificate and Investment Trust Certificate together to the same purchaser or transferee in a single transaction.

     Notwithstanding any other provision in this Section 9.1, any Certificate Purchaser may at any time create a security interest in, or pledge, all or any portion of its rights under its Investment Trust Certificate and its Series A Trust Certificate, together with the rights evidenced by such certificates, in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 C.F.R. Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under Applicable Law.

     SECTION  9.2     Restrictions  on  Trustees.  The Charter Trustee shall not
                      --------------------------
resign as Charter Trustee and the Investment Trustee shall not resign as Investment Trustee, unless and until a successor has been appointed which is a Person who has agreed to act as Charter Trustee or Investment Trustee, as applicable, and is reasonably acceptable to Deepwater.

     SECTION  9.3     Expenses.  All  reasonable  and  documented  costs  and
                      --------
expenses (including counsel fees and disbursements) of the parties thereto in connection with any transfer permitted by Sections 9.1 or 9.2 shall be the responsibility of the transferor.

     SECTION  9.4     Conoco  Change  of  Control.
                      ---------------------------

     (a) If a Prepayment Change of Control Trigger Event occurs, each Certificate Purchaser shall have the right, by written notice delivered to Deepwater, the Charter Trustee and the Investment Trust within 10 days of such event, to require Deepwater to make payments to the Charter Trustee and the Investment Trust in an aggregate amount equal to such Certificate Purchaser's Certificate Purchaser Amount, together with its accrued and unpaid Certificate Return (the "Change of Control Prepayment Amount"). Deepwater shall make such
               -----------------------------------
payment, in immediately available funds, no later than seven (7) Business Days after receipt of such notice. Upon receipt of such payment from Deepwater, the Charter Trustee shall pay the Series A Portion of the Change of Control Prepayment Amount to the Certificate Purchaser requiring prepayment pursuant to this Section 9.4 and shall pay the Investment Portion of the Change of Control Prepayment Amount to the Investment Trust, which, in turn, shall pay the Investment Portion of the

Change of Control Prepayment Amount to such Certificate Purchaser.

     (b) If a Pricing Change of Control Trigger Event occurs, the Certificate Return Rate shall increase effective as of the date of such Pricing Change of Control Trigger Event (with such increase to be based on the rating of Conoco or the Acquiror of Conoco, and in the case of ratings that are not equivalent, the lower of the two ratings) in accordance with the following schedule:

     Credit Rating of Conoco
      or Acquiror of Conoco                 Increase of Certificate Return Rate
======================================     =====================================
Greater than or equal to Baa1/BBB+                 12.5 basis points
  Less than or equal to Baa2/BBB             additional 12.5 basis points

     (c) If a Pricing Change of Control Trigger Event occurs and the Certificate Return Rate has been increased as set forth in Section 9.4(b), in the event that Conoco or the Acquiror of Conoco at any time thereafter obtains a rating of at least A2 from Moody's and at least A from S&P, then the Certificate Return Rate shall be adjusted downward to the Certificate Return Rate in effect as of the Closing Date. Such decrease shall be effective as of the first day of the Return Period which next succeeds the date of such adjustment.


                                   SECTION 10

                                INDEMNIFICATION

     SECTION  10.1     General Indemnity.  Deepwater hereby agrees to indemnify,
                       -----------------
on an After-Tax Basis, each of the Trustees (in their trust and individual capacities, respectively), the Investment Trust, the Certificate Purchasers, the Depository, the Agents (in their agent and individual capacities), the Hedging Agreement Counterparties (if any) and their respective officers, directors, employees, agents and Affiliates (each an "Indemnified Party" and, collectively,
                                           -----------------
the "Indemnified Parties") from and against any and all claims, damages, losses,
     -------------------
liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable and documented costs and expenses in connection with any of the foregoing ("Claims"), which may be asserted against such Indemnified Party
             ------
arising  out  of:

     (a) the condition, ownership, construction, purchase, delivery, nondelivery, subcharter, charter, acceptance, rejection, possession, return, abandonment, disposition, use or operation of the Drillship;

     (b) any defect in the Drillship arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul or testing of the Drillship;

     (c) any failure by Deepwater or either Member to perform or observe any covenant, condition or agreement contained in any of the Transaction Documents, or the falsity of any of Deepwater's or either Member's representations and warranties;

     (d)          the transactions contemplated by the Transaction Documents;

     (e) any Environmental Claims arising from or relating to the construction, use, operation, ownership, maintenance, chartering or return of the Drillship;

     (f) the exercise by such Indemnified Party of remedies in the event of a default under the Transaction Documents and the enforcement of any security or other rights with respect thereto;

     (g) any violation of Applicable Law by Deepwater or a Member with respect to the transactions contemplated by the Transaction Documents;

     (h)          any Liens which Deepwater or any Member is required to remove;
or

     (i) any obligation asserted to be owed by the Indemnified Party under any Assigned Contract as a result of the assignment of such Assigned Contract pursuant to the Deepwater Assignment.

     SECTION  10.2     General  Indemnity  Exclusions.  Notwithstanding  the
                       ------------------------------
provisions of Section 10.1, Deepwater shall not be obligated to indemnify an Indemnified Party under Section 10.1 for any Claim that is attributable to any of the following:

     (a) acts, events or circumstances occurring after the expiration or earlier termination of the Charter and the return of the Drillship, when required in accordance with the Charter;

     (b) Taxes, loss of tax benefits and the cost and expense of tax controversies (whether or not indemnified by Deepwater under Section 10.4 and other provisions of the Transaction Documents) (except (A) Taxes, penalties, interest or charges of any nature whatsoever to the extent necessary to make any required payment on an After Tax Basis, (B) Taxes that are governmental charges incidental to any Government Action or proceeding that is in the nature of court costs, filing fees, recording fees, postage, stamps, duties, license fees and other similar charges);

     (c) increased costs, losses or expenses for which compensation is provided under Sections 2.8, 2.14, 6.8, 7.1, 7.2, 7.3, 7.4, 7.5, 8.1, 8.2, 8.3,
9.3  and  9.4;

     (d) the gross negligence, willful misconduct or breach of any covenant, representation or warranty under any Transaction Document by such Indemnified Party to the extent that such Claim arises out of or is caused by an act, misrepresentation, breach or omission of such Indemnified Party where such act, misrepresentation, breach or omission (x) is in breach or violation of the express covenants, representations or warranties of such Indemnified Party under the Transaction Documents, (y) constitutes gross negligence or willful misconduct of such Indemnified Party (other than gross negligence or willful misconduct imputed as a matter of law to such Indemnified Party solely by reason of entering into the Transaction Documents or consummation of the transactions contemplated thereby) or (z) is in violation of any Applicable Law and such violation causes such Claim;

     (e) transfers (direct or indirect) by: (i) the Charter Trustee or the Investment Trust of either of their interests in the Drillship or any portion thereof (other than any such transfer pursuant to Sections 5.2, 16.2, 16.4, 20.1 or 20.3 of the Charter, Section 6.6 of the Participation Agreement or
Section 6.3 of the Construction Supervisory Agreement) or (ii) a Certificate Purchaser of all or any portion of its interest in the Trust Estate, the Investment Trust or the Transaction Documents, other than a transfer upon an exercise of remedies after a Charter Event of Default has occurred and is continuing and the Charter has been declared in default;

     (f) any amount for which such Indemnified Party has agreed to make payment without a right of reimbursement from Deepwater;

     (g) any Claim resulting from the imposition of any Lien which such Indemnified Party is responsible for or is required to lift and discharge;

     (h) any Claim arising out of or related to an inspection of the Drillship by or on behalf of an Indemnified Party, unless at the time of such inspection a Charter Event of Default has occurred and is continuing or unless and to the extent such Claim arises from the gross negligence or willful misconduct of Deepwater or its agents; and

     (i) any Claim for an amount of Basic Hire, Termination Value, Construction Period Termination Amount, Certificate Return, Certificate Purchaser Balance, Residual Guarantee Amount, or Postponement Yield, or an amount due under the Deepwater Hedging Agreements or the Hedging Agreements.

     SECTION  10.3     Proceedings  in  Respect  of Claims.  With respect to any
                       -----------------------------------
amount  that  Deepwater is requested by an Indemnified Party to pay by reason of
Section 10.1, such Indemnified Party shall, if so requested by Deepwater and prior to any payment, submit such additional information to Deepwater as
Deepwater may reasonably request and which is in the possession of such Indemnified Party to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnified Party in respect of any Claim, such Indemnified Party shall notify Deepwater of the commencement thereof, and Deepwater shall be entitled, at its expense, to participate in, and, to the extent that Deepwater desires to, assume and control the defense thereof; provided, however, that Deepwater shall have acknowledged
                       --------  -------
in writing its obligation to indemnify such Indemnified Party in respect of such action, suit or proceeding under Section 10.1, such acknowledgment to be conditioned on the accuracy and completeness of the information provided to Deepwater by such Indemnified Party with respect to the Claim; and, provided further, that
                                                          -------- -------
Deepwater shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnified Party (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnified Party or (y) the control of such action, suit or proceeding would involve a conflict of interest (in which case each Indemnified Party may retain separate counsel at the expense of Deepwater),
(B) such proceeding involves Claims not indemnified by Deepwater which Deepwater and the Indemnified Party have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. Deepwater shall keep such Indemnified Party fully apprised of the status of such action, suit or proceeding and shall provide such Indemnified Party with all information with respect to such action suit or proceeding as such Indemnified Party shall reasonably request. The Indemnified Party may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Deepwater in accordance with the foregoing.

     No Indemnified Party shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 10.1 without the prior written consent of Deepwater, which consent shall not be unreasonably withheld, unless such Indemnified Party waives its right to be indemnified under Section 10.1 with respect to such Claim.

     Upon payment in full of any Claim by Deepwater pursuant to Section 10.1 to or on behalf of an Indemnified Party, Deepwater, without any further action, shall be subrogated to any and all claims that such Indemnified Party may have relating thereto to the extent of such payment, and such Indemnified Party shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with Deepwater and give such further assurances as are reasonably necessary or advisable to enable Deepwater vigorously to pursue such claims.

     Any amount payable to an Indemnified Party pursuant to Section 10.1 shall be paid to such Indemnified Party promptly upon receipt of a written demand therefor from such Indemnified Party accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

     SECTION  10.4     General  Tax Indemnity.  (a) Without regard to any of the
                       ----------------------
exclusions set forth in Section 10.4(b), if any amount payable by Deepwater as Charter Hire (or by the Charter Trustee to the Investment Trust or any Certificate Purchaser) under the Transaction Documents or otherwise payable by Deepwater under the Head Lease Documents becomes subject to any Tax imposed by way of withholding at the source, Deepwater shall hold harmless the Indemnified Party against such Tax, and, if such withholding is required, shall, at the same time that any such payment is due and payable, either (i) pay such Tax directly to the appropriate taxing authority, (ii) indemnify such Person for such Tax, or
(iii)  pay  an  additional amount, such
that the net amount actually received by each Indemnified Party entitled thereto, free and clear of, and without deduction for, any and all Taxes imposed by withholding will equal the amount then due absent such withholding and shall pay any additional Taxes payable in respect of such payment, indemnity or additional amount, as the case may be, by each Indemnified Party. In the event Deepwater is required to make any payment or indemnity pursuant to this paragraph in respect of withholding Taxes on any payment made to any Indemnified Party, Deepwater shall not be treated as responsible for such withholding Taxes
(1)  if  such  withholding  Taxes  would  not  have been imposed but for (x) the failure of the Indemnified Party or a Related Indemnified Party to be incorporated in the United States or any state in the United States (it being understood that, for this purpose, the Charter Trust shall not be treated as failing to be incorporated in the United States or any state in the United States merely as a result of the organization of the Charter Trust under the laws of Panama) or (y) the amount payable to such Indemnified Party being attributable to a permanent establishment of the Indemnified Party or a Related Indemnified Party in any jurisdiction other than the United States (unless such permanent establishment results solely from the location of all or any part of the Drillship in, such jurisdiction) (it being understood that, for this purpose, amounts payable to the Charter Trustee shall not be treated as attributable to a permanent establishment of the Charter Trust in Panama merely as a result of the organization of the Charter Trust under the laws of Panama and/or the making of payments and the performance of its obligations by the Charter Trustee in accordance with, and as contemplated by, the Transaction Documents ("Permitted Charter Trustee Acts")), (2) if such withholding Tax
             ---------------------------------
results from a breach of any covenant or undertaking in Section 10.4(i) of such Indemnified Party or any of its Related Indemnified Parties, (3) with respect to any such Tax imposed in respect of any transferee of such Indemnified Party to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed and indemnified hereunder had such original Indemnified Party from which such Indemnified Party derives its interest not sold, assigned, transferred or otherwise disposed of all or a portion of its interest in the Drillship or Transaction Documents (unless such transferee acquired its interest pursuant to the transferor's exercise of remedies), (4) if such withholding Tax results from (x) the gross negligence, willful misconduct or fraud of such Indemnified Party or any of its Related Indemnified Parties or (y) the inaccuracy or breach of a representation, warranty, covenant or any undertaking of such Indemnified Party or any of its Related Indemnified Parties, (5) if such withholding Taxes are imposed by a taxing authority of or in a country other than the United States or Panama and would not have been imposed but for activities, property or operations of the Indemnified Party or any of its Related Indemnified Parties that are unrelated to the transactions contemplated by the Transaction Documents, or (6) if such withholding Taxes are imposed by a taxing authority in Panama as a result of the Indemnified Party's (or a Related Indemnified Party's) direction that Deepwater make payments to an account located in Panama (except if such direction is made while an Event of Default exists). If, for any reason, Deepwater is required to make any payment to an Indemnified Party or to a taxing authority on behalf of any Indemnified Party pursuant to this Section 10.4(a) with respect to, or as a result of, any withholding Tax imposed with respect to any payment of Charter Hire by Deepwater (or by the Charter Trustee to the Investment Trust or any Certificate Purchaser) pursuant to the Transaction Documents or other payment by Deepwater under the Head Lease Documents, which withholding Tax is not the responsibility of Deepwater under this Section 10.4(a), then such Indemnified Party shall pay to Deepwater on written demand an amount which equals on an After-Tax Basis such additional amount paid by Deepwater with respect to, or as a result of, such withholding Tax plus interest at (i) the Certificate Return Rate during the period commencing on the date Deepwater shall have paid an amount pursuant to the first sentence of this paragraph and ending on the date Deepwater demands in writing payment of such amount pursuant to this sentence and (ii) the Overdue Rate from the period commencing five Business Days following the date Deepwater shall have demanded in writing such payment to the date Deepwater actually receives such payment.

     (b) Except as provided in Section 10.4(a) and 10.4(c) hereof, Deepwater agrees to indemnify, defend and hold harmless on an After-Tax Basis each Indemnified Party against any and all Taxes, imposed against or payable by, or imposed on payments to or from, Deepwater or any Indemnified Party, or imposed against all or any part of, or interest in, the Drillship by any federal, state or local taxing authority of or within the United States and by any jurisdiction outside of the United States if the Drillship or Deepwater is located in such jurisdiction, upon or with respect to or in connection with, based upon or measured by, in whole or in part:

          (i)  the  Drillship  or  any  part  thereof  or  interest  therein;

          (ii) the manufacture, purchase, financing, refinancing, ownership, delivery, redelivery, transport, location, leasing, subleasing, possession, registration, use, operation, condition, maintenance, repair, return, abandonment, preparation, storage, transfer of title, sale, acceptance, importation, exportation, rejection or other disposition of or action or event with respect to the Drillship or any part thereof or interest therein;

          (iii) the hire, receipts, income or earnings arising from the purchase, financing, ownership, delivery, redelivery, leasing, subleasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Drillship or any part thereof or interest therein;

          (iv) the Advances, Certificates, their issuance, modification, refinancing or acquisition, or the payments of any amounts thereon or with respect thereto;

          (v) the Transaction Documents or the Head Lease Documents or amendments or supplements thereto, their execution or the transactions contemplated thereby or any proceeds or payments under any thereof; or

          (vi) otherwise with respect to or in connection with the transactions contemplated or effected by or resulting from the Transaction Documents or the Head Lease Documents or the exercise of rights and remedies thereunder or the enforcement thereof.

     (c)           Exclusions.  Except  as  provided  in  Section  10.4(a),  the
                   ----------
indemnity provided for in Section 10.4(b) above shall not apply to any of the following:

          (i) Taxes (other than Taxes that are sales, use or rental Taxes) imposed by the United States federal government on, based on, or measured by or with respect to the gross or net income, or gross or net receipts or that are in the nature of, or are imposed with respect to, capital, net worth, excess profits, accumulated earnings, capital gains, franchise or conduct of business of such Indemnified Party; provided, that this Section
                                                     --------
     10.4(c)(i) shall not be interpreted to exclude any amounts necessary to make any payment on an After-Tax Basis;

          (ii) Taxes imposed by (x) any state or local taxing authority in the United States (other than Taxes that are sales, use, rental, stamp, property (tangible or intangible) or similar Taxes imposed as a result of a Deepwater Person's activities in (including being incorporated in, or making payments from), or the location of the Drillship or any portion thereof in, such state or local jurisdiction) or (y) any jurisdiction outside of the United States other than any Taxes imposed as a result of a Deepwater Person's activities in (including being incorporated in, having a permanent establishment or other residence in, or making payments from), or the location of the Drillship or any portion thereof in, such jurisdiction outside of the United States or Taxes imposed by Panama merely as a result of the organization of the Charter Trust under the laws of Panama and/or the performance by the Charter Trustee of Permitted Charter Trustee Acts; provided, that this Section 10.4(c)(ii) shall not be interpreted to exclude
     --------
     any  amounts  necessary  to  make  any  payment  on  an  After-Tax  Basis;

          (iii) Taxes imposed on or against or payable by such Indemnified Party to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed and indemnified hereunder had there not been a transfer by the original Indemnified Party (from which such Indemnified Party derives its interest) of any interest in the Drillship, the Certificates, the Trust Estate, the Investment Trust, any Indemnified Party or the Transaction Documents or the Head Lease Documents; except (x) if such transferee acquired its interest in connection with the exercise of remedies with respect to a Charter Event of Default or (y) to the extent necessary to make indemnity payments to the transferee on an After-Tax Basis;

          (iv) Taxes imposed with respect to any period (except during the exercise of remedies pursuant to the Charter in connection with the occurrence and continuance of a Charter Event of Default) more than one year after the expiration or earlier termination of the Charter and, where required, the return of the Drillship pursuant to Section 20.3 of the Charter (but not to the extent attributable to events occurring on or prior to such date);

          (v) Taxes resulting from (x) the gross negligence, willful misconduct or fraud of the Indemnified Party or any of its Related Indemnified Parties (except as solely attributed to such Party by virtue of its having executed the Transaction Documents),

     (y) the inaccuracy or breach of a representation, warranty or covenant under the Transaction Documents or the Head Lease Documents or any undertaking required by the Transaction Documents or the Head Lease Documents of such Indemnified Party or any of its Related Indemnified Parties (unless such inaccuracy or breach is caused by Deepwater's breach of any representation, warranty or covenant under the Transaction Documents or a breach by Deepwater or an Affiliate of Deepwater under the Head Lease Documents), or (z) in the case of any Indemnified Party, any Liens attributable to such Indemnified Party or a Related Indemnified Party;

          (vi) Taxes that result from (x) a voluntary transfer or other voluntary disposition by the Indemnified Party or a Related Indemnified Party of all or any portion of its interest in the Drillship, the Trust Estate, the Investment Trust, any Indemnified Party, the Certificates, the Transaction Documents or the Head Lease Documents (other than a transfer or disposition resulting from (A) any Charter, substitution, or maintenance of, or any modification to the Drillship or any portion thereof, (B) Deepwater's exercise of any purchase or termination option, (C) an Event of Loss or (D) the exercise of remedies under the Charter following a Charter Event of Default) or (y) an involuntary transfer or other involuntary disposition by the Indemnified Party or a Related Indemnified Party of all or any part of an interest in the Drillship, the Trust Estate, the Investment Trust, any Indemnified Party, the Certificates, the Transaction Documents or the Head Lease Documents (other than any such transfer or disposition that occurs while an Event of Default has occurred and is continuing) in connection with any bankruptcy or other proceeding for the relief of debtors in which an Indemnified Party is the debtor or any foreclosure by a creditor of an Indemnified Party that is in each case unrelated to the transactions contemplated by the Transaction Documents or the Head Lease Documents;

          (vii) Taxes imposed on the Administrative Agent in its individual capacity with respect to any fees received by or payable to the Administrative Agent for services rendered;

          (viii) Taxes that would not have been imposed but for an amendment to any Transaction Document or Head Lease Document not requested or consented to or acquiesced in by Deepwater in writing, other than any amendment (A) that may be necessary or appropriate to, and is in conformity with, any amendment to any Transaction Document or Head Lease Document initiated or requested by or consented to by any Deepwater Person in writing, (B) to any Transaction Document or Head Lease Document due to, or in connection with there having occurred, an Event of Default or (C) that is required by Applicable Law or the terms of the Transaction Documents or the Head Lease Documents or is executed in connection with any other amendment to the Transaction Documents or the Head Lease Documents that is required by Applicable Law;

          (ix) Taxes to the extent actually utilized on a current basis by an Indemnified Party or an Affiliate of such Indemnified Party as a credit against Taxes not indemnifiable by Deepwater hereunder;

          (x) Taxes to the extent resulting from or measured by income, assets, activities, or other matters of or relating to the Indemnified Party or a Related Indemnified Party that are unrelated to the transactions contemplated by the Transaction Documents (except to the extent necessary to make a payment on an After-Tax Basis (which shall be calculated assuming the Indemnified Party is taxable at the highest marginal rate in the applicable jurisdiction));

          (xi) any Taxes, while such Taxes are being contested in accordance with the contest provisions of Section 10.4(f);

          (xii) any interest, penalties or additions to Tax that result from the failure of an Indemnified Party to file any return properly and timely, unless such failure is caused by the failure of Deepwater to fulfill its obligations, if any, under this Agreement with respect to such return (including the provision of information sufficient to enable such Indemnified Party to file such return);

          (xiii) Taxes that would not have been imposed but for the Indemnified Party or a Related Indemnified Party having its tax residence, place of business, situs of organization, place of management or controls, permanent establishment or other presence in the taxing jurisdiction (unless such tax residence, place of business, situs of organization, place of management or control, permanent establishment or other presence results from the presence or activities of Deepwater or any Deepwater Person (including the making of payments unless directed by the Charter Trustee or any Certificate Holder to make payment to an account located in Panama (except if such direction is made while an Event of Default exists)) in such jurisdiction it being understood that, for this purpose, the Charter Trustee shall not be treated as having any such presence in Panama merely as a result of the trust being formed pursuant to the Charter Trust Agreement under the laws of Panama and/or the performance by the Charter Trustee of Permitted Charter Trustee Acts).

     (d)          Calculation  of Payments.  Any payment that Deepwater shall be
                  ------------------------
required to make to or for the account of any Indemnified Party with respect to any Tax that is subject to indemnification under this Section 10.4 shall be paid on an After-Tax Basis. If an Indemnified Party or any Affiliate of such Indemnified Party who files any tax return on a combined, consolidated, unitary or similar basis with such Indemnified Party shall actually realize any saving of any Tax not indemnified by Deepwater pursuant to the Transaction Documents (by way of credit (including any foreign tax credit), deduction, exclusion from income or otherwise) by reason of any amount with respect to which Deepwater has indemnified such Indemnified Party pursuant to this Section 10.4, and such tax saving was not taken into account in determining the amount payable by Deepwater on account of such indemnification, such Indemnified Party shall pay to Deepwater, so long as no Event of Default shall have occurred and be continuing (but shall be required to make such payment at such time as the

Event of Default shall have been cured or at the time Deepwater shall have fulfilled all of its obligations arising upon such Event of Default), within 30 days after such Indemnified Party shall have actually realized such tax saving, the amount of such saving, together with the amount of any tax saving resulting from any payment pursuant to this sentence; provided, that Deepwater shall not
                                              --------
be entitled to receive an amount in excess of all amounts previously paid by Deepwater pursuant to this Section 10.4, to such Indemnified Party or to the relevant taxing authority on behalf of such Indemnified Party (less the aggregate amount of all prior payments by such Indemnified Party to Deepwater under this Section 10.4(d)) (but any excess amount described in this proviso shall reduce pro tanto any amount that Deepwater is subsequently obligated to
               ---  -----
pay  to  such  Indemnified  Party  pursuant  to  Section  10.4).

     (e)          Payment.  Deepwater shall pay any Tax for  which  it is liable
                  -------
pursuant to this Section 10.4 directly to the appropriate taxing authority or upon demand of an Indemnified Party to such Indemnified Party in immediately available funds within 30 days of a written demand, but in no event more than two Business Days prior to the date such Tax is due (including all extensions), or, in the case of Taxes which are being contested, more than two Business Days prior to the time such contest is finally resolved. Any such demand shall specify in reasonable detail the calculation of the payment and the facts upon which the right to payment is based. Each Indemnified Party shall promptly forward to Deepwater any notice, bill or advice received by it from the relevant taxing authority concerning any Tax against which Deepwater may be required to indemnify hereunder. Deepwater upon the reasonable written request of an Indemnified Party shall furnish such Indemnified Party with the original or a certified copy of a receipt (if any is reasonably available to Deepwater) for Deepwater's payment of any Tax that is subject to indemnification pursuant to this Section 10, or such other evidence of payment of such Tax as is reasonably acceptable to such Indemnified Party (and reasonably available to Deepwater).

     (f)          Contest.  If  a  written claim is made against an  Indemnified
                  -------
Party or if any proceeding shall be commenced against any Indemnified Party (including a written notice of such proceeding), for any Taxes with respect to which Deepwater may be liable for payment or indemnity hereunder or if any Indemnified Party shall determine that any Tax as to which Deepwater may have an indemnity obligation hereunder shall be payable, such Indemnified Party shall promptly notify Deepwater in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of Deepwater for 30 days after the receipt of such notice by Deepwater; provided, however, that, in the
                                                 --------  -------
case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnified Party shall, in such notice to Deepwater, so inform Deepwater, and no action shall be taken with respect to such claim or Tax without the consent of Deepwater before the end of such shorter period. If, within 30 days of receipt of such notice from the Indemnified Party (or such shorter period as the Indemnified Party has notified Deepwater is required by law or regulation for the Indemnified Party to commence such contest), Deepwater shall request in writing that such Indemnified Party contest the imposition of such Tax, the Indemnified Party shall, at the expense of Deepwater, in good faith contest (including, without limitation, by pursuit of appeals), and shall not settle without Deepwater's good faith consent (or (i) if such contest can be pursued in the name of Deepwater and independently from any other proceeding involving a tax liability, other than a net income or withholding Tax, of such Indemnified Party, the Indemnified Party shall, at Deepwater's sole discretion, allow Deepwater to contest, (ii) if such contest involves a Tax, other than a net income or withholding Tax, which must be pursued in the name of the Indemnified Party, but can be pursued independently from any other proceeding involving a tax liability of such Indemnified Party, the Indemnified Party shall allow Deepwater to contest in the name of the Indemnified Party unless, in the good faith judgment of the Indemnified Party, such contest by Deepwater could have a material adverse impact on the business or operations of the Indemnified Party, in which case the Indemnified Party may control such contest or (iii) in the case of any contest, the Indemnified Party may request Deepwater to contest) the validity, applicability or amount of such Taxes by, in the sole discretion of the Person conducting such contest, (i) resisting payment thereof, (ii) not paying the same except under protest, if protest is necessary and proper, (iii) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; or (iv) taking such other action as is reasonably requested by Deepwater from time to time.

     Notwithstanding the foregoing provisions of this Section 10.4(f), such Indemnified Party shall not be required to take any administrative or judicial or other action and Deepwater shall not be able to contest such claim in its own name or that of the Indemnified Party unless (A) Deepwater shall have agreed to pay, and shall pay, to such Indemnified Party on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnified Party may incur in connection with contesting such Taxes, including all reasonable legal, accounting and investigatory fees and disbursements (including reasonable allocated time charges of internal counsel of such Indemnified Party), (B) the action to be taken will not result in any material imminent danger of sale, forfeiture or loss of the Drillship or any part thereof or interest therein or risk of criminal liability, (C) if such contest shall involve the payment of the Tax prior to the contest, Deepwater shall, at its option, either (x) pay or reimburse the Indemnified Party for such Taxes or (y) provide to the Indemnified Party an interest-free advance in an amount equal to the Tax which the Indemnified Party is required to pay (with no additional net after-tax cost to such Indemnified Party), (D) Deepwater shall have provided to such Indemnified Party an opinion of independent tax counsel selected by Deepwater, and reasonably satisfactory to the Indemnified Party that a Reasonable Basis exists to contest such claim, and (E) if such contest is controlled by Deepwater, Deepwater shall have acknowledged, in writing, its liability for such indemnity in the event such contest is unsuccessful. In no event shall an Indemnified Party be required to appeal an adverse judicial determination to the United States Supreme Court. The Indemnified Party shall consult in good faith with Deepwater regarding the conduct of any contest controlled by such Indemnified Party and shall allow Deepwater to participate in the conduct of any such contest unless the Indemnified Party shall in good faith determine that allowing Deepwater to participate in the conduct of such contest could have a material adverse impact on the business or operations of the Indemnified Party. The parties agree that an Indemnified Party may at any time decline to take further action with respect to the contest of any claim for a Tax and may settle such claim, if such Indemnified Party shall waive its rights to any indemnity from Deepwater that otherwise would be payable in respect of such claim (or any logically related claim) and shall pay to Deepwater any amount previously paid or advanced by Deepwater pursuant to this Section 10.4(f) other than clause (A) of this paragraph (by way of indemnification or advance for the payment of a Tax) with respect to such Taxes.

     If  an  Indemnified  Party shall fail to perform its obligations under this
Section 10.4(f), such failure shall not discharge, diminish or relieve Deepwater of any liability for indemnification that it may have to such Indemnified Party hereunder, unless the contest of a claim is precluded as a result of such failure; provided, that any payment by Deepwater to such Indemnified Party
          --------
pursuant hereto shall not be deemed to constitute a waiver or release of any right or remedy (including any remedy of damages) that Deepwater may have against such Indemnified Party.

     (g)          Refund.  If an Indemnified Party shall receive a refund of (or
                  ------
receive a credit against, or any other current reduction in, any Tax not indemnified by Deepwater under this Section 10.4, in respect of) all or part of any Taxes which Deepwater shall have paid on behalf of such Indemnified Party or for which Deepwater shall have reimbursed, advanced funds to or indemnified such Indemnified Party (or would have received such a refund, credit or reduction but for a counterclaim or other claim not indemnified by Deepwater hereunder (a "deemed refund")), within 30 days of such receipt (or, in the case of a deemed refund, within 30 days of the final determination of such deemed refund), such Indemnified Party shall pay or repay to Deepwater an amount equal to the amount of such refund or deemed refund, plus any net tax benefit (taking into account any Taxes incurred by such Indemnified Party by reason of the receipt of such refund, credit or reduction or deemed refund) realized by such Indemnified Party as a result of any payment by such Indemnified Party made pursuant to this sentence; provided, however, that such Indemnified Party shall not be obligated
           --------  -------
to make any payment pursuant to this sentence to the extent that the amount of such payment would exceed (x) the amount of all prior payments made by Deepwater to such Indemnified Party pursuant to this Section 10.4 less (y) the amount of all prior payments by such Indemnified Party to Deepwater pursuant to this
Section  10.4(g);  provided, further, however, that such Indemnified Party shall
                   --------  -------  -------
not be obligated to make any payment to Deepwater pursuant to this sentence while an Event of Default is continuing, but shall be required to make such payment at such time as the Event of Default is cured or at the time Deepwater shall have fulfilled all its obligations arising upon such Event of Default. If, in addition to such refund, credit or reduction or deemed refund, as the case may be, such Indemnified Party shall receive (or would have received but for a counterclaim or other claim not indemnified by Deepwater hereunder) an amount representing interest on the amount of such refund, credit or reduction, or deemed refund, as the case may be, such Indemnified Party shall pay to Deepwater within 30 days of such receipt or, in the case of a deemed refund, within 30 days of the final determination of such deemed refund, that proportion of such interest that shall be fairly attributable to Taxes paid, reimbursed or advanced by Deepwater prior to the receipt of such refund or deemed refund.

     (h)          Reports.  Deepwater will provide such information  as  may  be
                  -------
available
to it and reasonably requested in writing by an Indemnified Party that is required to enable an Indemnified Party to fulfill its tax filing requirements with respect to the transactions contemplated by the Transaction Documents. If any return, statement or report is required to be made or filed with respect to any Tax imposed on or indemnified against by Deepwater under this Section 10.4, Deepwater shall promptly notify the appropriate Indemnified Party of such requirement and (i) to the extent permitted by law (unless otherwise requested by the Indemnified Party) or required by law, make and file in its own name such return, statement or report and furnish the relevant Indemnified Party with a copy of such return, statement or report, (ii) where such return, statement or report is required to be in the name of or filed by such Indemnified Party or the Indemnified Party otherwise requests that such return, statement or report be filed in its name, prepare and furnish such return, statement or report for filing by such Indemnified Party in such manner as shall be satisfactory to such Indemnified Party and send the same to the Indemnified Party for filing no later than 15 days prior to the due date or (iii) where such return, statement or report is required to reflect items in addition to Taxes imposed on or indemnified against under this Section 10.4 as determined by such Indemnified Party, provide such Indemnified Party with information within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed with respect thereto. If an Indemnified Party fails to file a return after it has been properly prepared by Deepwater in accordance with this
Section 10.4(h) and furnished to such Indemnified Party at least 15 days prior to the due date of such return, Deepwater shall not be liable for Taxes imposed as a result of the failure to file. Each Indemnified Party shall furnish Deepwater, at the request and expense of Deepwater, with such information, not within the control of Deepwater, as is in such Indemnified Party's control and is reasonably available to such Indemnified Party and necessary for Deepwater to comply with its obligations under this Section 10.4(h).

     (i)          Forms,  etc.  Each  Indemnified  Party  agrees  to  furnish to
                  ------------
Deepwater from time to time, at Deepwater's timely made written request and expense, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of any payments otherwise required to be made by Deepwater pursuant to the Transaction Documents, which reduction or exemption may be available to such Indemnified Party. Each Indemnified Party agrees that it will use its reasonable best efforts to the extent permitted by Applicable Law (and to the extent such Indemnified Party is entitled to do so) to file returns or tax declarations that would minimize any indemnity payable by Deepwater; provided, that Deepwater
                                                        --------
shall indemnify the Indemnified Party for any cost resulting from such Indemnified Party's filing of such return or declaration. Notwithstanding the foregoing, no Indemnified Party shall be required to furnish any form or file any return or tax declaration if it has determined in its reasonable good faith judgment that furnishing the form or filing the return or tax declaration could have a material adverse impact on the business or operations of such Indemnified Party or any Related Indemnified Party, unless the Indemnified Party is indemnified in a manner reasonably satisfactory to such Indemnified Party by Deepwater for such material adverse impact.

     (j)          Records.  In  addition  to  its  obligations  under  the first
                  -------
sentence of Section 10.4(h), Deepwater shall make available for inspection and copying by an Indemnified Party such records that are regularly maintained by Deepwater in the ordinary course of its business as may be reasonably necessary to enable such Indemnified Party to fulfill its tax return filing obligations, subject to reasonable confidentiality requirements of Deepwater.

     (k)          Non-Parties.  If  an  Indemnified Party is not a party to this
                  -----------
Agreement, Deepwater may require the Indemnified Party to agree in writing, in a form reasonably acceptable to Deepwater, to the terms of this Section 10.4 prior to making any payment to such Indemnified Party under this Section 10.4.

     (l)          Verification.  The  results of all computations required under
                  ------------
this Section 10.4, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to Deepwater in writing. If Deepwater so requests within 30 days after receipt of such computations, any determination shall be reviewed by a nationally recognized independent public accounting firm mutually acceptable to the relevant Indemnified Party and Deepwater who shall be asked to verify, after consulting with Deepwater and the relevant Indemnified Party whether the relevant Indemnified Party's computations are correct, and to report its conclusions to both Deepwater and the relevant Indemnified Party. Subject to satisfactory confidentiality agreements, the relevant Indemnified Party and Deepwater hereby agree to provide such accountants with all information and materials as shall be reasonably necessary or desirable in connection herewith. The fees of the accountants in verifying an adjustment pursuant to this Section 10.4 shall be paid by Deepwater, unless such verification discloses an error adverse to Deepwater in an amount greater than 4.0% of the amount of the indemnity payment as determined by the accounting firm, in which case such fees shall be paid by the relevant Indemnified Party. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto, and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within 30 days of Deepwater's request to such accounting firm for review. In the event such independent public accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the independent public accounting firm shall be final, binding and conclusive upon, Deepwater and the relevant Indemnified Party and Deepwater shall not have any right to inspect the books, records, tax returns or other documents of or relating to the relevant Indemnified Party to verify such computations or for any other purpose. The parties hereby agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any amounts payable under this Section 10.4 and that matters of interpretation of this Agreement and the other Transaction Documents are not within the scope of such independent public accounting firm's responsibilities.

     (m)          Restructuring  For  Withholding  Taxes.  Each party covered by
                  --------------------------------------
this Section 10.4 agrees to use reasonable efforts to investigate alternatives for reducing any withholding Taxes that are indemnified against hereunder or imposed on Charter Hire (or payments by the Charter Trustee to the Investment Trust or any Certificate Purchaser) (whether or not indemnifiable hereunder) and to use reasonable efforts to reduce any withholding Taxes that are indemnified against hereunder, including, without limitation, negotiating in good faith to relocate or restructure the Advance (which relocation or restructuring shall be at Deepwater's expense) or the domicile of the Investment Trust or the Charter Trustee, but no Party shall be obligated to take any such action as such Party determines will be adverse to its business or financial or commercial interest.


                                   SECTION 11

                                     AGENTS

     SECTION  11.1     Appointment  of Administrative Agent, Documentation Agent
                       ---------------------------------------------------------
and Syndication Agent; No Duties.  Each Certificate Purchaser hereby irrevocably
--------------------------------
(subject to Section 11.9) designates, authorizes and appoints ABN AMRO Bank N.V., as Administrative Agent of such Certificate Purchaser under the Transaction Documents, BA Leasing & Capital Corporation, as Documentation Agent of such Certificate Purchaser under the Transaction Documents, and The Bank of Nova Scotia, as Syndication Agent of such Certificate Purchaser under the Transaction Documents, and each such Certificate Purchaser irrevocably authorizes each of ABN AMRO Bank N.V., BA Leasing & Capital Corporation and The Bank of Nova Scotia to act as the Administrative Agent, Documentation Agent and Syndication Agent, respectively, for such Certificate Purchaser, to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto.
Notwithstanding any provision to the contrary herein or elsewhere in the Transaction Documents, the Agents shall not have any duties or responsibilities except those expressly set forth herein or therein, or any fiduciary relationship with any Certificate Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Transaction Documents or otherwise exist against the Agents.

     SECTION 11.2     Delegation of Duties.  The Agents may execute any of their
                      --------------------
duties under this Agreement and the other Transaction Documents by or through agents or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.

     SECTION 11.3     Exculpatory Provisions.  No Agent nor any of its officers,
                      ----------------------
directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Transaction Documents

(except for its or such Person's own gross negligence or willful misconduct), or
(ii) except as expressly set forth in the Transaction Documents, responsible in any manner to any of the Certificate Purchasers for any recitals, statements, representations or warranties made by Deepwater or any officer thereof contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Administrative Agent under or in connection with, the Transaction Documents, or for the validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents, including the Certificates, or for any failure of Deepwater to perform its obligations hereunder or thereunder. The Agents shall be under no obligation to any Certificate Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of Deepwater.

     SECTION 11.4     Reliance by Agents.  The Agents shall be entitled to rely,
                      ------------------
and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, facsimile or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Deepwater), independent accountants and other experts selected by such Agent. The Agents may deem and treat the registered owner of any Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent. Agents shall be fully justified in failing or refusing to take any action under the Transaction Documents unless they shall first receive such advice or concurrence of the Majority Certificate Purchasers (or, where expressly required by any provision of the Transaction Documents, the Required Certificate Purchasers) as they deem appropriate and, if they so request, they shall first be indemnified to their satisfaction against any and all liability and expense which may be incurred by them by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Transaction Documents and the Certificates in accordance with a request of the Majority Certificate Purchasers (or, where expressly required by any provision of the Transaction Documents, the Required Certificate Purchasers), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Certificate Purchasers and all future holders of the Certificates.

     SECTION  11.5     Notice of Default.  The Administrative Agent shall not be
                       -----------------
deemed to have knowledge or notice of the occurrence of any Default, Material Default or Event of Default hereunder unless such Administrative Agent has received notice from a Certificate Purchaser, either Trustee or Deepwater referring to this Agreement, describing such Default, Material Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, Administrative Agent shall give notice thereof to the Documentation Agent, the Syndication Agent and the Certificate Purchasers. The Administrative Agent shall take such action with respect to such Default, Material Default or Event of Default as shall be reasonably directed by the Majority Certificate Purchasers (or, where expressly required by any provision of the Transaction Documents, the Required Certificate Purchasers); provided, that unless and until the
                                     --------
Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default, Material Default or Event of Default, as it shall deem advisable in the best interests of the Certificate Purchasers.

     SECTION 11.6     Non-Reliance on Administrative Agent and Other Certificate
                      ----------------------------------------------------------
Purchasers.  Each  Certificate Purchaser expressly acknowledges that neither the
----------
Administrative Agent, Documentation Agent, Syndication Agent nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representation or warranty to it, and that no act by the Administrative Agent, the Documentation Agent or the Syndication Agent hereinafter taken, including any review of the affairs of Deepwater and its Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent, the Documentation Agent or the Syndication Agent to any Certificate Purchaser. Each Certificate Purchaser represents to the Administrative Agent, the Documentation Agent and the Syndication Agent that it has, independently and without reliance upon the Administrative Agent, the Documentation Agent and the Syndication Agent, or any other Certificate Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Deepwater and its Affiliates, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby and by the other Transaction Documents and has made its own decision to make its Certificate Purchaser Amount available hereunder and enter into this Agreement and the other Transaction Documents to which it is a party as a Certificate Purchaser. Each Certificate Purchaser also represents that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent or the Syndication Agent, or any other Certificate Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party as a Certificate Purchaser, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Deepwater and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Certificate Purchasers by the Agents hereunder, the Agents shall have no duty or responsibility to provide any Certificate Purchaser with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Deepwater or its Affiliates, the Administrative Agent, the Documentation Agent, the Syndication Agent and their respective Affiliates which may come into the possession of the Administrative Agent, the Documentation Agent or the Syndication Agent, or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION  11.7     Indemnification.  The  Certificate  Purchasers  severally
                       ---------------
agree to indemnify each of the Administrative Agent, the Documentation Agent and the Syndication Agent in their capacity as such (to the extent not reimbursed by Deepwater within a reasonable period after demand has been made to Deepwater for those amounts owing by Deepwater, and without limiting the obligation of Deepwater to do so), ratably according to their respective Certificate Purchaser Amounts, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Certificates) be imposed on, incurred by or asserted against the Administrative Agent, the Documentation Agent or the Syndication Agent in any way relating to or arising out of the Transaction Documents, or any documents contemplated by or referred to herein or therein or any action taken or omitted by the Administrative Agent, the Documentation Agent or the Syndication Agent under or in connection with any of the foregoing; provided that no Certificate Purchaser
                                          --------
shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's, the Documentation Agent's or the Syndication Agent's gross negligence or willful misconduct; and provided, further, that the Administrative Agent, the Documentation Agent and
--------   -------
the Syndication Agent shall not make any claim under this Section 11.7 for any claim or expense indemnified against by Deepwater or its Affiliates without first making demand on such Person for payment of such claim or expense (unless such demand shall then be prohibited by Applicable Law). Whenever, at any time after the Administrative Agent, the Documentation Agent or the Syndication Agent has received from any Certificate Purchaser such Certificate Purchaser's ratable share of amounts owing to the Administrative Agent, the Documentation Agent or the Syndication Agent pursuant to this Section 11.7, the Administrative Agent, the Documentation Agent or the Syndication Agent shall receive any reimbursement from Deepwater on account of such amounts, the Administrative Agent, the Documentation Agent or the Syndication Agent shall distribute to such Certificate Purchaser its ratable share thereof in like funds as received; provided, however, that in the event that the receipt by the Administrative
--------   -------
Agent, the Documentation Agent or the Syndication Agent of such reimbursement is required by law or court or administrative order to be returned, such Certificate Purchaser shall return to the Administrative Agent, the Documentation Agent or the Syndication Agent any portion thereof previously distributed by the Administrative Agent, the Documentation Agent or the Syndication Agent to it in like funds as such reimbursement is required to be returned by the Administrative Agent, the Documentation Agent or the Syndication Agent.

     SECTION 11.8     Agents.  The Administrative Agent, the Documentation Agent
                      ------
and the Syndication Agent and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of business with Deepwater, Conoco, R&B and their Affiliates as though the Administrative Agent, the Documentation Agent and the Syndication Agent were not the Administrative Agent, the Documentation Agent and the Syndication Agent hereunder and without notice to or the consent of the Certificate Purchasers. It is understood and acknowledged by each Certificate Purchaser that an Affiliate of the Administrative Agent, the Documentation Agent and the Syndication Agent may also separately be a Certificate Purchaser. It is further understood and acknowledged by each Certificate Purchaser that, pursuant to the activities referenced in this Section 11.8, the Administrative Agent, the Documentation Agent and the Syndication Agent and their Affiliates may receive information regarding Deepwater, Conoco, R&B and their

Affiliates (including information that may be subject to confidentiality obligations in favor of Deepwater, Conoco, R&B and their Affiliates) and acknowledge that the Administrative Agent, the Documentation Agent and the Syndication Agent shall be under no obligation to provide such information to them. With respect to its Certificate Purchaser Amount, if any, each of the Agents shall have the same rights and powers under this Agreement as any other Certificate Purchaser and may exercise the same as though it were not an Agent.

     SECTION  11.9     Successor  Agent.  At  any  time  during the term of this
                       ----------------
Agreement, the Administrative Agent, the Documentation Agent and the Syndication Agent may resign upon thirty (30) days' notice to the Certificate Purchasers and Deepwater. If any of the Administrative Agent, the Documentation Agent or the Syndication Agent resigns herewith, the Required Certificate Purchasers shall appoint from among the Certificate Purchasers a successor Agent which successor Agent shall be approved by Deepwater (which approval shall not be unreasonably withheld or delayed). If no successor Agent is appointed prior to the effective date of the resignation of the corresponding Agent, such Agent may appoint, after consulting with the Certificate Purchasers and Deepwater, a successor
Agent from among the Certificate Purchasers. Upon the successor Agent's acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and (i) the term "Administrative Agent" shall mean such successor administrative agent
            --------------------
and such retiring Administrative Agent's appointment, powers and duties as an Administrative Agent shall be terminated, (ii) the term "Documentation
                                                                 -------------
Agent" shall  mean  such  successor  documentation  agent  and  such  retiring
-----
Documentation Agent's appointment, powers and duties as a Documentation Agent shall be terminated, and (iii) the term "Syndication Agent" shall mean such
                                              -----------------
successor syndication agent and such retiring Syndication Agent's appointment, powers and duties as a Syndication Agent shall be terminated. After the retiring Agent's resignation herewith, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent hereunder and under the other Transaction Documents. If no successor agent has accepted appointment by the date which is forty-five (45) days following the notice of resignation, the resignation shall thereupon become effective and the Certificate Purchasers shall perform all of the duties of such Agent hereunder and under the other Transaction Documents until such time, if any, as the Required Certificate Purchasers appoint a successor Agent as provided for above.

                                   SECTION 12

                                  MISCELLANEOUS

     SECTION  12.1     Survival of Agreements.  The representations, warranties,
                       ----------------------
covenants, indemnities and agreements of the parties provided for in the Transaction Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Drillship to the Head Lessor (if applicable), the lease of the Drillship by the Head Lessor (if any) to the Charter Trustee and the subsequent charter of the Drillship by the Charter Trustee to Deepwater, the construction of the Drillship, any disposition of any interest of the Charter Trustee or the Investment Trust in the Drillship, the payment of the Advances and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Transaction Documents. Except as expressly provided herein, it is expressly understood and agreed that the indemnification obligations of Deepwater under Section 10 shall survive the expiration or termination of the Charter and the other Transaction Documents and the payment by Deepwater and Conoco of all amounts due thereunder for a period of three (3) years (but shall continue in full force and effect following such date with respect to any Claim asserted prior to such date) and shall be separate and independent from any remedy under the Charter or any other Transaction Document.

     SECTION  12.2     No Broker; etc.  Each of the parties hereto represents to
                       --------------
the others that it has not retained or employed any broker, finder or financial advisor, other than PricewaterhouseCoopers LLP and Bank of America, to act on its behalf in connection with this Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any cost or liability arising out of such breach of this representation.

     SECTION  12.3     Notices.  Unless  otherwise specifically provided herein,
                       -------
all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by hand or by facsimile communication and any such notice shall become effective one (1) Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand, when received, or, if sent by facsimile communication, when confirmed by electronic or other means during business hours on a Business Day (or, if confirmed after business hours or on a non-Business Day, on the next Business Day) and shall be directed to the address of such Person as indicated:

     If to Deepwater, to it at:

          Attn: Manager
          Deepwater Drilling L.L.C.
          901 Threadneedle, Suite 200
          Houston, Texas 77079
          Telephone:  (281) 496-5000
          Telecopier:  (281) 496-0285

     with copies to:

          Attn: Wayne K. Anderson, Esq.
          Corporate Counsel
          Conoco Inc. (formerly Continental Oil Company)
          Charter Number 523126
          600 North Dairy Ashford
          Houston, Texas 77079
          Telephone:    (281)293-3890
          Telecopier:  (281)293-3700

          Attn: Wayne K. Hillin, Esq.
          Counsel
          R & B Falcon Corporation
          901 Threadneedle, Suite 200
          Houston, Texas 77079
          Telephone:    (281) 496-5000
          Telecopier:   (281) 496-0285

     If to the Investment Trust, to it at:

          Attn: Corporate Trust Administration
          Wilmington Trust FSB
          3773 Howard Hughes Parkway, Suite 300 North
          Las Vegas, Nevada 89109
          Telephone:   (702) 866-2200
          Telecopier:  (702) 866-2244

     If to the Charter Trustee, to it at:

          Attn:    Corporate Trust Administration
          Wilmington Trust Company
          1100 North Market Street
          Wilmington, DE, 19890
          Telephone:    (302) 651-1000
          Telecopier:   (302) 651-8882

     If to Administrative Agent, to it at

          Attn: Linda Boardman
          ABN AMRO Bank N.V.
          1325 Avenue of the Americas, 9th Floor
          New York, NY 10019
          Telephone:   (212) 314-1724
          Telecopier:  (212) 314-1712

     If to the Investment Trustee, to it at:

          Attn: Corporate Trust Administration
          Wilmington Trust FSB
          3773 Howard Hughes Parkway, Suite 300 North
          Las Vegas, Nevada 89109
          Telephone:   (702) 866-2200
          Telecopier:  (702) 866-2244

     If to any Member, to it at:

          Conoco Development Company
          600 North Dairy Ashford
          Houston, Texas 77079
          Telephone:   (281) 293-3890
          Telecopier:  (281) 293-3700
          Attn: Assistant Secretary

     or

          RBF Deepwater Exploration Inc.
          901 Threadneedle, Suite 200
          Houston, Texas 77079
          Telephone:   (281) 496-5000
          Telecopier:  (281) 496-0285
          Attn: President

     If  to  a Certificate Purchaser, to it at the address set forth in Schedule
5.

     SECTION  12.4     Counterparts.  This  Agreement  may  be  executed  by the
                       ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

     SECTION  12.5     Amendments,  Waivers  and  Consents.  Except as otherwise
                       -----------------------------------
expressly provided herein or in any other Transaction Document, no amendment, waiver or termination of any provision of this Agreement or any other Transaction Document, and no consent with respect to any departure by any Person therefrom, shall be effective unless the same shall be in writing and signed by the Majority Certificate Purchasers and the applicable Person and acknowledged by the Trustees, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                       --------
however,  that no such waiver, amendment or consent shall, unless in writing and
-------
signed by all Certificate Purchasers and acknowledged by the Trustees, do any of the following:

          (a) change the Commitment of any Certificate Purchaser (except with the written consent of such Certificate Purchaser) except as provided in Section 7.9;

          (b) postpone or delay any date fixed by any Transaction Document for any payment of Certificate Return on the Certificates, or any fees or other amounts due to the Certificate Purchasers (or any of them) under any Transaction Document (except, with respect to amounts owed only to a particular Certificate Purchaser, with the written consent of such Certificate Purchaser);

          (c) reduce (i) the amount of any outstanding Advances or the rate of the Certificate Return on the Certificates, or (ii) any fees or other amounts payable to Certificate Purchasers (or any of them) under any Transaction Document (except, with respect to amounts owed only to a particular Certificate Purchaser, with the written consent of such Certificate Purchaser);

          (d) postpone or reduce the payment obligations of Deepwater pursuant to any Transaction Document (except, with respect to amounts owed only to a particular Certificate Purchaser, with the written consent of such Certificate Purchaser);

          (e) change the aggregate percentage of the Certificate Purchaser Balance or the Commitment Percentage which is required for Certificate Purchasers (or any of them) to take any action hereunder;

          (f) amend this Section or any provision herein or in any other Transaction Document providing for consent or other action by all Certificate Purchasers;

          (g) discharge the Completion Guarantor, the Conoco Guaranty, the R&B Guaranty or the Drilling Contract Guarantee, or release the Lien of the Ship Mortgage or any material portion of any other Collateral or subordinate or take any action, including the issuance of additional instruments or documents, which results in the subordination of the interest of any Certificate Purchaser in any Collateral;

          (h)  amend  the  definition of "Certificate Return Rate," "Certificate
                                          -----------------------    -----------
Margin",  "Base Rate", "Alternate Rate", "Federal Funds Rate", "Charter Residual
------     ---------    --------------    ------------------    ----------------
Risk  Amount",  "Coverage  Ratio",  "Residual  Guarantee  Amount",  "Required
------------     ---------------    ----------------------------     --------
Certificate  Purchaser",  "Certificate  Return"  or  "Return  Period";  or
----------------------     -------------------        --------------

          (i) amend Section 14.1 of the Charter or Article 3 of the Depository Agreement;

and  provided,  further,  that  no amendment, waiver or consent shall, unless in
     --------   -------
writing and signed by the Trustees in addition to the appropriate number of Certificate Purchasers or the Hedging Agreement Counterparties, as applicable, affect the rights or duties of the Trustees under this Agreement or any other Transaction Document or the Hedging Agreement Counterparties, respectively.

     SECTION  12.6     Confidentiality.  Each  party  hereto  agrees to exercise
                       ---------------
commercially reasonable efforts to keep any non-public information delivered or made available by Deepwater to it which is indicated or stated in writing to be confidential information, confidential from anyone other than persons employed or retained by such Participant who are or are expected to become engaged in evaluating, approving, structuring or administering any of the Transaction Documents (such Persons to likewise be under similar obligations of confidentiality with respect to such information); provided, however, that
                                                         --------  -------
nothing herein shall prevent any party from disclosing such information (i) to any other party, (ii) upon the order of any court or administrative agency,
(iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Participant, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which any party or its Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Transaction Document, (vii) to such party's legal counsel, independent auditors and to such party's Affiliates, (viii) to any actual or proposed assignee or other transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 12.6 and (ix) except as otherwise required by Applicable Law; provided, however, that, should disclosure
                                      --------  -------
of any such confidential information be required by virtue of clause (ii) or (v) of the immediately preceding provisos, such party shall notify Deepwater of the same so as to allow Deepwater to seek a protective order or to take any other appropriate action; provided, further, that no such party shall be required to
                      --------  -------
delay compliance with any directive to disclose beyond the last date such delay is legally permissible any such information so as to allow Deepwater to effect any such action and provided, further, that if Deepwater exercises the Return
                       --------  -------
Option,  no  Participant  thereafter shall be bound by the terms of this Section
12.6 with respect to any information regarding the Drillship (excluding, however, any information regarding the Drilling Contract).

     SECTION  12.7     Headings; etc.  The Table of Contents and headings of the
                       -------------
various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION  12.8     Parties  in  Interest.  Except  as  expressly  provided
                       ---------------------
herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

     SECTION  12.9     Governing  Law.  THIS  AGREEMENT SHALL BE GOVERNED BY THE
                       --------------
LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES). THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

     SECTION  12.10     Severability.  Any  provision  of this Agreement that is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION  12.11     Further  Assurances.  The  parties hereto shall promptly
                        -------------------
cause to be taken, executed, acknowledged or delivered, at the expense of Deepwater, all such further acts, conveyances, documents and assurances as any of the parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). Deepwater will, at its own expense and without need of any prior request from any other party, to take such action as may be necessary (including any action specified in the preceding sentence), or (if the Investment Trust or the Trustees shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Transaction Document.

     SECTION  12.12     Waiver  of  Jury  Trial.  TO  THE  EXTENT  PERMITTED  BY
                        -----------------------
APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION  12.13     Limitations  on  Recourse.  (a)  The  Certificate
                        -------------------------
Purchasers, the Trustees and the Investment Trust agree that their rights in respect of the obligations of Deepwater to pay Charter Hire, and any claim or liability under this Agreement or any other Transaction Document shall be limited to satisfaction out of, and enforcement against, the Collateral. The Certificate

Purchasers, the Trustees and the Investment Trust hereby acknowledge and agree that none of the Non-Recourse Parties shall have any liability to all or any of the Certificate Purchasers, the Trustees or the Investment Trust for the payment of any sums now or hereafter owing by Deepwater under this Agreement or any other Transaction Document or for the performance of any of the obligations of Deepwater contained herein or therein or shall otherwise be liable or responsible with respect thereto (such liability, including such as may arise by operation of law, being hereby expressly waived), except as provided in this
Section 12.13. If any Event of Default shall occur and be continuing or if any claim of any Certificate Purchasers, the Investment Trust and the Trustees against or alleged liability to the Certificate Purchasers, the Trustees or the Investment Trust of, Deepwater shall be asserted under this Agreement or any other Transaction Document, the Certificate Purchasers, the Trustees and the Investment Trust agree that they shall not have the right to proceed directly or indirectly against the Non-Recourse Parties or against their respective properties and assets (other than the Collateral) for the satisfaction of any of the obligations of Deepwater to pay Charter Hire or of any such claim or liability or for any deficiency judgment (except to the extent enforceable out of the Collateral) in respect of such obligations or any such claim or liability. The foregoing notwithstanding, it is expressly understood and agreed that nothing contained in this Section 12.13 shall be deemed to (a) release any Non-Recourse Party from liability for its fraudulent actions or willful misconduct or (b) limit or affect the obligations of any Non-Recourse Party in accordance with the terms of this Agreement or any other Transaction Document creating such obligation to which such Non-Recourse Party is a party, including, without limitation, the obligations of Conoco under the Completion Guaranty, the obligations of Conoco Drilling under the Drilling Contract Guaranty and the obligations of Conoco and R&B with respect to the Residual Guarantee Amount. The foregoing acknowledgements, agreements and waivers shall be enforceable by any Non-Recourse Party.

     (b) Deepwater, Conoco and R&B hereby acknowledge and agree that none of the Administrative Agent, the Syndication Agent, the Documentation Agent, the Trustees and the Certificate Purchasers shall have any personal liability whatsoever to Deepwater, Conoco or R&B or their respective successors and assigns for any claim based on or in respect of this Agreement or arising from the transactions contemplated hereby. Subject to Section 6.1 of the Charter, the sole recourse of Deepwater, Conoco and R&B for any such claims arising hereunder will be to the Trust Estate. Deepwater, Conoco and R&B further acknowledge that each has no rights (as third-party beneficiaries or otherwise) or standing under any agreement between the Trustees and any or all of the Investment Trust, Administrative Agent, the Syndication Agent, the Documentation Agent, or the Certificate Purchasers which agreements are not by their terms intended for the benefit of other parties other than Sections 5.2,5.3, 5.4 and
5.5 of the Charter Trust Agreement and Sections 5.2, 5.3, 5.4 and 5.5 of the Investment Trust Agreement.

     SECTION  12.14     Applicable Laws.  Nothing in this Agreement or any other
                        ---------------
Transaction Document shall be construed to constitute or to require either the Trustees, Investment Trust or Deepwater to take or omit any action which would constitute a violation of, or subject the Trustees, Investment Trust or Deepwater to a penalty under, the laws of the United States of

America.

     SECTION  12.15     Right  to  Inspect.  Upon  reasonable notice and at such
                        ------------------
times and places as shall not unduly interfere with the commercial utilization or operation of the Drillship (it being understood that Deepwater shall be under no obligation to interrupt or delay any operation of the Drillship or to otherwise incur any out-of-pocket expense or loss of revenue), but in no event more than once in any twelve-month period, Deepwater shall afford representatives of the Administrative Agent (together with representatives of the Certificate Purchasers and the Trustees) reasonable access to the Drillship, its logs and papers for the purpose of inspecting the same. Any such inspection shall be subject to any required Government Approvals and shall be at the sole risk and expense of the Administrative Agent, the Certificate
Purchasers and the Trustees, as applicable, unless a Charter Event of Default has occurred and is continuing, in which case any such inspection shall be at the expense of Deepwater and may occur more than once per year upon reasonable notice after such Charter Event of Default. Upon written request by the Administrative Agent and the Trustees, Deepwater shall give the Administrative Agent and the Trustees prior written notice of the time and location of the Drillship's next scheduled dry-docking.

     SECTION  12.16     Accounts,  Distribution  of  Payments and Flow of Funds.
                        -------------------------------------------------------
Pursuant to the Deepwater Assignment, Deepwater has assigned its right to receive payment of all Deposited Amounts to the Charter Trustee and the Investment Trust. Each of the Trustees, the Investment Trust and Deepwater hereby agrees (severally and not jointly) to deposit, or to cause to be deposited, all Account Collateral of any kind received by it promptly (but not later than the six (6) Business Days after receipt) into the Accounts established pursuant to the Depository Agreement to be applied as set forth in the Depository Agreement.

     SECTION  12.17     Attorneys-in-Fact.  Subject  to  the  terms  of  the
                        -----------------
Transaction Documents, without in any way limiting the obligations of Deepwater hereunder, Deepwater hereby appoints each of the Charter Trustee and the Investment Trust as its agent and attorney-in-fact, with full power and authority at any time during which Deepwater is obligated to deliver possession of the Drillship to the Charter Trustee in connection with the exercise of remedies after the occurrence of an Event of Default, to demand and take possession of the Drillship in the name and on behalf of Deepwater from whomsoever shall be at the time in possession thereof in accordance with the Transaction Documents.

     SECTION  12.18     Successor  Trustees;  Jurisdiction  of  Trust.
                        ---------------------------------------------
Notwithstanding the provisions of the Trust Agreement, so long as no Event of Default shall have occurred and be continuing, (i) no successor or replacement Charter Trustee or Investment Trustee shall be appointed without the prior written consent of Deepwater (which consent shall not be unreasonably withheld or delayed) and (ii) the jurisdiction in which the trusts under the Trust Agreements are created shall not be changed without the prior written consent of Deepwater.

     SECTION  12.19     Third-Party  Beneficiary.  Each  of  the  Certificate
                        ------------------------
Purchasers agrees that Conoco Drilling shall be a third-party beneficiary of the covenant contained in Section 6.3(b) and shall be entitled to rely on and enforce such covenant as though it were a party to this Agreement. Each of the parties hereto agrees that the Hedging Agreement Counterparties shall be third-party beneficiaries of the covenant contained in Sections 10 and 12.5 and shall be entitled to rely on and enforce such covenants as though the Hedging Agreement Counterparties were parties to this Agreement.

     SECTION  12.20     Consent to Jurisdiction.  Each of the parties hereto (i)
                        -----------------------
hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Transaction Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court and
(iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Transaction Documents, or the subject matter hereof or thereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 12.20 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner as provided by and subject to Applicable Law. Each of the parties hereto hereby consents to service of process in connection with the subject matter specified in the first sentence of this Section 12.20 in connection with the above mentioned courts in New York by registered mail, Federal Express, DHL or similar courier at the address to which notices to it are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such suit, action or proceeding only; provided, however, that nothing in this Section 12.20(i) shall affect the
       --------  -------
right of any of such party or its respective successors or assigns to serve legal process in any other manner permitted by law or affect the right of any of such parties or its respective successors or assigns to bring any suit, action or proceeding against any other one of such parties or its respective property in the courts of other jurisdictions.

     SECTION  12.21     Deepwater  Acknowledgement With Respect to Charter Trust
                        --------------------------------------------------------
Agreement.  Deepwater  hereby  agrees  and consents to the provisions of Section
---------
8.1(a) of the Charter Trust Agreement in respect of Deepwater's obligations to reimburse the Charter Trustee's reasonable fees and expenses.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this PARTICIPATION AGREEMENT to be duly executed by their respective officers and thereunto duly authorized as of the day and year first above written.

                              DEEPWATER DRILLING L.L.C.

                              By:   /s/ TIM  W.  NAGLE
                                    --------------------------------------------
                                    Name:    Tim  W.  Nagle
                                    Title:   Member  Representative


                              DEEPWATER INVESTMENT TRUST 1998-A

                              By:   WILMINGTON TRUST FSB, not in its
                                      individual  capacity,  but  solely  as
                                      Investment  Trustee


                              By:   /s/ JAMES  P.  LAWLER
                                    --------------------------------------------
                                    Name:    James  P.  Lawler
                                    Title:   Vice  President


                              WILMINGTON  TRUST  FSB,  not  in  its
                                individual capacity, except as specified herein, but solely as Investment Trustee


                              By:   /s/ JAMES  P.  LAWLER
                                    --------------------------------------------
                                    Name:    James  P.  Lawler
                                    Title:   Vice  President


                            [Participation Agreement]

                              WILMINGTON  TRUST  COMPANY,  not  in  its
                                individual capacity, except as specified herein, but solely as Charter Trustee

                              By:   /s/ JAMES  P.  LAWLER
                                    --------------------------------------------
                                    Name:    James  P.  Lawler
                                    Title:   Vice  President


                              RBF  DEEPWATER  EXPLORATION INC.,
                                with respect to Sections 5.2 and 6.4 only


                              By:   /s/ TIM  W.  NAGLE
                                    --------------------------------------------
                                    Name:    Tim  W.  Nagle
                                    Title:   Vice  President  and  Treasurer

                              CONOCO  DEVELOPMENT  COMPANY,  with
                                respect to Sections 5.2 and 6.4 only

                              By:   /s/ R.  N.  HEINRICH
                                    --------------------------------------------
                                    Name:    R.  N.  Heinrich
                                    Title:   Attorney-in-Fact


                            [Participation Agreement]

                              BA  LEASING  &  CAPITAL  CORPORATION,
                              as  Documentation  Agent

                              By:   /s/ MARK  A.  ERICKSON
                                    --------------------------------------------
                                    Name:    Mark  A.  Erickson
                                    Title:   Vice  President

                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                            [Participation Agreement]

                              ABN  AMRO  BANK  N.V.,
                              as  Administrative  Agent


                              By:   /s/ STUART  MURRAY
                                    --------------------------------------------
                                    Name:    Stuart  Murray
                                    Title:   Vice  President


                               By:   /s/ STEPHANIE  BALETTE
                                    --------------------------------------------
                                    Name:    Stephanie  Balette
                                    Title:   Assistant  Vice  President


                            [Participation Agreement]

                              THE  BANK  OF  NOVA  SCOTIA,
                              as  Syndication  Agent



                              By:   /s/ F. C. H. ASHBY
                                    --------------------------------------------
                                    Name:    F. C. H. Ashby
                                    Title:   Senior  Manager  Loan  Operations


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                            [Participation Agreement]

Certificate  Purchasers:

                              BA  LEASING  &  CAPITAL  CORPORATION



                              By:   /s/ MARK  A.  ERICKSON
                                    --------------------------------------------
                                    Name:    Mark  A.  Erickson
                                    Title:   Vice  President


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:



                              ABN  AMRO  BANK  N.V.


                              By:   /s/ STUART  MURRAY
                                    --------------------------------------------
                                    Name:    Stuart  Murray
                                    Title:   Vice  President


                              By:   /s/ STEPHANIE  BALETTE
                                    --------------------------------------------
                                    Name:    Stephanie  Balette
                                    Title:   Assistant  Vice  President



                              BANK  AUSTRIA  AKTIENGESELLSCHAFT
                              NEW  YORK  BRANCH


                              By:   /s/ R.  TENHAVE
                                    --------------------------------------------
                                    Name:    R.  Tenhave
                                    Title:   SVP


                              By:   /s/ KAREN  L.  JILL
                                    --------------------------------------------
                                    Name:    Karen  L.  Jill
                                    Title:   Assistant  Vice  President
                                             Bank  Austria


                            [Participation Agreement]

                              THE  BANK  OF  NOVA  SCOTIA


                              By:   /s/ F. C. H. ASHBY
                                    --------------------------------------------
                                    Name:    F.  C.  H.  Ashby
                                    Title:   Senior  Manager  Loan  Operations


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:



                              BAYERISCHE  VEREINSBANK  AG
                              NEW  YORK  BRANCH


                              By:   /s/ RALF  ENKE
                                    --------------------------------------------
                                    Name:    Ralf  Enke
                                    Title:   Assistant  Treasurer


                              By:   /s/ ALAN  BABCOCK
                                    --------------------------------------------
                                   Name:    Alan  Babcock
                                   Title:   Executive  Vice  President



                              COMMERZBANK  AKTIENGESELLSCHAFT,
                              ATLANTA  AGENCY


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                              By:   /s/ W.  DAVID  SUTTLES
                                    --------------------------------------------
                                    Name:     W.  David  Suttles
                                    Title:     Vice  President


                            [Participation Agreement]

                              CREDIT  LYONNAIS  NEW  YORK  BRANCH


                              By:   /s/ CONRAD  MEYER
                                    --------------------------------------------
                                    Name:    Conrad  Meyer
                                    Title:   Vice  President


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:



                              GREAT-WEST  LIFE  AND  ANNUITY
                              INSURANCE  COMPANY


                              By:   /s/ JAMES  G.  LOWERY
                                    --------------------------------------------
                                    Name:   James  G.  Lowery
                                    Title:  Assistant Vice President Investments


                              By:   /s/ WAYNE  T.  HOFFMANN
                                    --------------------------------------------
                                    Name:    Wayne  T.  Hoffmann
                                    Title:   Vice  President  Investments



                              MEES  PIERSON  CAPITAL  CORPORATION


                              By:   /s/ D.  THOMAS  ABBOTT
                                    --------------------------------------------
                                    Name:    D.  Thomas  Abbott
                                    Title:   Chairman


                              By:   /s/ SVEIN  ENGH
                                    --------------------------------------------
                                    Name:    Svein  Engh
                                    Title:   Vice  President


                            [Participation Agreement]

                              WESTDEUTSCHE  LANDESBANK
                              GIROZENTRALE,  NEW  YORK  BRANCH


                              By:   /s/ FELICIA  LA  FORGIA
                                    --------------------------------------------
                                    Name:    Felicia  La  Forgia
                                    Title:   Vice  President

                              By:   /s/ KENNETH  R.  CREPSO
                                    --------------------------------------------
                                    Name:    Kenneth  R.  Crespo
                                    Title:   Vice  President


                            [Participation Agreement]

                                    EXHIBIT A

                        Form of Funding Indemnity Letter




                            [Participation Agreement]

                                    EXHIBIT B

            Opinion of White & Case LLP, special counsel to Deepwater
                                    Exhibit C

                Opinion of Hunton & Williams, counsel to Conoco
                                    Exhibit D

            Opinion of Wayne K. Anderson, in-house counsel to Conoco
                                    Exhibit E

                   Opinion of Wayne K. Hillin, counsel to R&B
                                    Exhibit F

                      Officer's and Manager's Certificate
                                    Exhibit G

                             Officer's Certificate
                                  Exhibit H-1

                     Amended and Restated Drilling Contract
                                  Exhibit H-2

                Amended and Restated Drilling Contract Guaranty
                                    Exhibit I

                            Conoco Drilling Consent
                                    Exhibit J

          Securities Act Representation from PricewaterhouseCoopers LLP
                                    Exhibit K

                Form of Conoco Assumption Agreement and Opinion
                                    Exhibit L

                              Builder's Certificate
                                    Exhibit M

                                  Bill of Sale
                                    Exhibit N

                            Form of Advance Request
                                    Exhibit O

                  Opinion of Haight, Gardner, Holland & Knight


                            [Participation Agreement]

                                    Exhibit P

            Opinion of Arias, Fabrega & Fabrega, Panamanian Counsel
                                    Exhibit Q

                    Form of Notice of Certificate Return Rate
                                    Exhibit R

      Replacement Certificate Purchaser Assignment and Assumption Agreement
                                  Exhibit S-1

                           Form of Hedging Agreements
                                  Exhibit S-2

                      Form of Deepwater Hedging Agreements
                                    Exhibit T

                              Form of Ship Mortgage
                                    Exhibit U

      Opinions of Cynthia L. Corliss, Vice President and Trust Counsel of
             Wilmington Trust Company and Richards, Layton & Finger
                                   Schedule 1

                          List of Transaction Documents
                                   Schedule 2

                                Facility Fee Rate
                                   Schedule 3

                List of UCC and Other Necessary Security Filings
                                   Schedule 4

                      Information Relied Upon by Appraiser


1.     Description  &  General  Design  Specifications  for  the  Drillship

2.     Construction  Cost  Data

3.     Participation  Agreement

                                   Schedule 5

                    Certificate Purchaser Notice Addresses,
                  Payment Instructions and Responsible Officers


                            [Participation Agreement]

                                   Schedule 6

                               Description of OFE
                                   Schedule 7

                  Terms of Subordination for Subordinated Debt


                            [Participation Agreement]

                                   Schedule 8

                          Conditions to Effective Date


     1. Each Certificate Purchaser shall have received its respective Certificate in accordance with Section 2.4.

     2. All parties thereto shall have executed and delivered this Agreement, the Trust Agreements, the Completion Guaranty, the Conoco Guaranty and the R&B Guaranty.

     3. The Agents and each Certificate Purchaser shall have received the Appraisal in form and substance satisfactory to the Documentation Agent and Deepwater shall have received a copy thereof.

     4. No action shall have been instituted, nor shall any action or proceeding be threatened, before any Government Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Authority (i) to set aside, restrain, enjoin or prevent the performance of this Participation Agreement, any other Transaction Document or any transaction contemplated hereby or thereby or (ii) which would have a Material Adverse Effect.

     5. The transactions contemplated by the Transaction Documents do not and will not (i) violate any Applicable Law, (ii) contravene any charter, by-laws or other organizational document of Deepwater, the Members, Conoco, R&B, the Investment Trust, the Trustees, the Agents or any Certificate Purchaser,
(iii) contravene any contract, agreement or other arrangement to which Deepwater, the Investment Trust, the Trustees, the Agents or any Certificate Purchaser is a party or by which any of their respective properties or assets are bound, or (iv) subject Deepwater, any Member, the Investment Trust, the Trustees, any Agent or any Certificate Purchaser to any regulations to which such party had not been subject prior to entering into such Transaction
Documents  and  which  would  be  materially  adverse  to  such  party.